Securities Act File No.   333-_____

DREYFUS STATE MUNICIPAL BOND FUNDS

DREYFUS MARYLAND FUND
DREYFUS MINNESOTA FUND
DREYFUS OHIO FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Maryland Fund, Dreyfus Minnesota Fund or Dreyfus Ohio Fund (each, a "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow your Fund to transfer all of its assets in a tax-free reorganization to Dreyfus AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class A and Class C shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  Each Fund is a series of Dreyfus State Municipal Bond Funds (the "Trust").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Funds.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Trust's Board of Trustees that the Funds be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for your Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund. The Acquiring Fund's and the Fund's investment policies are similar in some ways, but different in others. The Acquiring Fund, like each Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax, but each Fund normally invests in municipal bonds of the state after which it is named that also provide income exempt from the income tax of such state.  The Acquiring Fund, unlike the Funds, also seeks to provide income exempt from the federal alternative minimum tax.  The Acquiring Fund's Class A and Class C shares have a lower total annual expense ratio (after current fee waivers and expense reimbursements) than each Fund's Class A and Class C shares, respectively.  In addition, the Acquiring Fund's Class A and Class C shares had a better performance record than Class A and Class C shares, respectively, of Dreyfus Maryland Fund and Dreyfus Ohio Fund for the one-, five- and ten-year periods ended December 31, 2011 and of Dreyfus Minnesota Fund for the one-year period ended December 31, 2011, but under performed Class A and Class C shares of Dreyfus Minnesota Fund for the five- and ten-year periods ended December 31, 2011. Management also believes, with respect to each Fund, that, as a result of becoming shareholders in a substantially larger combined fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service the funds with similar shareholder bases.  Management also believes, with respect to each Fund, that the reorganization should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund.  As a result, management recommended to the Trust's Board of Trustees that the Funds be consolidated with the Acquiring Fund.  The reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the reorganization of their Fund.

After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization of each Fund.  The Trust's Board of Trustees believes, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund that has, with respect to its Class A and Class C shares, a lower total annual expense ratio (after current fee waivers and expense reimbursements) and better performance record for certain periods than the Fund.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganizations is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak
President
Dreyfus State Municipal Bond Funds

December 11, 2012

TRANSFER OF THE ASSETS OF
DREYFUS MARYLAND FUND
DREYFUS MINNESOTA FUND
DREYFUS OHIO FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS AMT-FREE MUNICIPAL BOND FUND

QUESTIONS AND ANSWERS

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganizations.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION OF MY FUND IS APPROVED?

You will become a shareholder of Dreyfus AMT-Free Municipal Bond Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about the Closing Date (as defined below), and will no longer be a shareholder of Dreyfus Maryland Fund, Dreyfus Minnesota Fund or Dreyfus Ohio Fund (each, a "Fund"), as the case may be.  You will receive Class A or Class C shares of the Acquiring Fund corresponding to your Class A or Class C shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  Your Fund will then cease operations and will be terminated as a series of Dreyfus State Municipal Bond Funds (the "Trust").  The Closing Date is April 12, 2013 for Dreyfus Maryland Fund, April 19, 2013 for Dreyfus Minnesota Fund and April 26, 2013 for Dreyfus Ohio Fund.  The reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the reorganization of their Fund.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION OF MY FUND FOR ME?

The Trust's Board of Trustees believes, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund that also is managed by Dreyfus.  As to each Fund, by combining the Fund with the Acquiring Fund, which has substantially more assets than each Fund, Fund shareholders should benefit from more efficient portfolio management.  As of September 28, 2012, the Acquiring Fund had approximately $548 million and Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund had approximately $163 million, $125 million and $153 million, respectively, in net assets.  The Acquiring Fund's Class A and Class C shares have a lower total annual expense ratio (after current fee waivers and expense reimbursements) than each Fund's Class A and Class C shares, respectively.  In addition, the Acquiring Fund's Class A and Class C shares had a better performance record than Class A and Class C shares, respectively, of Dreyfus Maryland Fund and Dreyfus Ohio Fund for the one-, five- and ten-year periods ended December 31, 2011.  The Acquiring Fund's Class A and Class C shares had a better performance record than Class A and Class C shares, respectively, of Dreyfus Minnesota Fund for the one-year period, but underperformed Class A and Class C shares, respectively, of Dreyfus Minnesota Fund for the five- and ten-year periods ended December 31, 2011.  The reorganizations will permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service the funds with similar shareholder bases.  The reorganizations also should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund.  Other potential benefits are described in the enclosed combined Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  Each Fund and the Acquiring Fund have similar investment objectives. The Acquiring Fund's and the Fund's investment policies are similar in some ways, but different in others. Each Fund seeks to maximize current income exempt from federal income tax and from the income tax of the state after which it is named, without undue risk.  The Acquiring Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue its goal, each Fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from the income tax of the state after which it is named.  Each Fund may invest without limitation in municipal bonds the income from which may be subject to the federal alternative minimum tax.  To pursue its goal, the Acquiring Fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.  The Acquiring Fund may, but is not required by its investment management policies to, purchase municipal bonds issued by the state of Maryland, Minnesota or Ohio.  The Acquiring Fund, unlike the Funds, typically will not invest in municipal bonds the income from which is subject to the federal alternative minimum tax.

Each Fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB and above), or the unrated equivalent as determined by Dreyfus.  For additional yield, each Fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus.  The Acquiring Fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.  The Acquiring Fund may invest up to 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade, or the unrated equivalent as determined by Dreyfus.

The portfolio managers of the Acquiring Fund and each Fund focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting.  The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and by actively trading among various sectors based on their apparent relative values.  Under normal market conditions, the dollar-weighted average maturity of the portfolio of the Acquiring Fund and each Fund is expected to exceed 10 years, but the Acquiring Fund and the Funds may invest without regard to maturity.

Dreyfus is the investment adviser to the Acquiring Fund and the Funds and provides the day-to-day management of each fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Funds.  For additional information regarding the Funds and the Acquiring Fund, please refer to the enclosed combined Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION OF MY FUND?

The reorganization of your Fund will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of their Fund's reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

Dreyfus currently estimates that Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund will sell approximately 21.55%, 1.10% and 11.55%, respectively, of their respective portfolio securities before consummation of the relevant reorganization at a de minimis transaction cost to the Fund.  As of the date hereof, it is anticipated that Dreyfus Minnesota Fund would recognize a capital gain of approximately $1.6 million (approximately $0.21 per share), and that the other Funds would not recognize any capital gains after the application of any available capital loss carryforward.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  In addition, Dreyfus currently estimates that approximately 10.95% of the Funds' portfolio securities acquired by the Acquiring Fund in the reorganizations may subsequently be sold at a de minimis transaction cost to the combined fund.  As of the date hereof, none of the Funds nor the combined fund are expected to recognize material capital gains, after the application of any available capital loss carryforward, as a result of repositioning the combined fund's portfolio in connection with the reorganizations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF MY FUND?

Yes.  You will continue to enjoy the same shareholder privileges, such as the Fund Exchange service, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan, that you currently have as a shareholder of your Fund.  In addition, if you hold Class A shares, you also will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege.

WILL THE PROPOSED REORGANIZATION OF MY FUND RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

As a shareholder of the Acquiring Fund, you will be subject to a higher management fee, although total annual fund operating expenses for the Acquiring Fund's Class A and Class C shares (after current fee waivers and expense reimbursements) are expected to be lower than those for each Fund's Class A and Class C shares, respectively.  Under its agreement with Dreyfus, each Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.55% of the value of the Fund's average daily net assets.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets.  Class A and Class C shares of the Acquiring Fund, however, had a lower total annual expense ratio (after current fee waivers and expense reimbursements) than Class A and Class C shares of each Fund, respectively, as of the respective fund's most recent fiscal year end.  In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed 0.45%.  Dreyfus may terminate this agreement upon at least 90 days' prior notice to the Acquiring Fund's shareholders, but has committed not to do so until at least May 1, 2014. There is no assurance that Dreyfus will continue to waive its fees or assume the expenses of the Acquiring Fund after such date.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION OF MY FUND?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization of your Fund.  Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of your Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION OF MY FUND?

Because of the anticipated benefits to shareholders of each Fund as a result of the respective Fund's reorganization, expenses relating to the Fund's reorganization will be borne by the Fund.  Such expenses are estimated to total approximately $75,000, $70,000 and $70,000 for Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund, respectively.  It is estimated that a shareholder of Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund would start to realize certain expense benefits within approximately three months after the reorganization of that Fund occurs.  Fund shareholders will only be responsible for costs relating to the reorganization of their Fund and not the other Funds.  The Acquiring Fund will not bear any expenses relating to the proposed reorganizations.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

As to each Fund, after considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund (after current fee waivers and expense reimbursements), the relative performance of the Fund and the Acquiring Fund, and the costs to be incurred by each Fund in its reorganization, the Trust's Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, with respect to each Fund, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue similar investment goals in a substantially larger combined fund that has, with respect to its Class A and Class C shares, a lower total annual expense ratio (after current fee waivers and expense reimbursements) than the Fund's Class A and Class C shares, respectively.  In addition, the Acquiring Fund's Class A and Class C shares had a better performance record than Class A and Class C shares, respectively, of Dreyfus Maryland Fund and Dreyfus Ohio Fund for the one-, five- and ten-year periods ended December 31, 2011.  The Acquiring Fund's Class A and Class C shares had a better performance record than Class A and Class C shares, respectively, of Dreyfus Minnesota Fund for the one-year period, but underperformed Class A and Class C shares, respectively, of Dreyfus Minnesota Fund for the five- and ten-year periods, ended December 31, 2011.  As to each Fund, by combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from the more diverse state municipal bond investments of the Acquiring Fund and more efficient portfolio management.  Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization of your Fund.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the respective Fund money because the Fund would not have to pay for return-mail postage.  Whichever voting method you choose, please take the time to read the combined Prospectus/Proxy Statement before you vote.

Please note:  if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS STATE MUNICIPAL BOND FUNDS

DREYFUS MARYLAND FUND
DREYFUS MINNESOTA FUND
DREYFUS OHIO FUND

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Joint Meeting of Shareholders of Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund (each, a "Fund"), each a series of Dreyfus State Municipal Bond Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, February 28, 2013, at 10:00 a.m., as to each Fund, for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class A and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A and Class C shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A and Class C shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record of the respective Fund at the close of business on December 10, 2012 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Janette E. Farragher
Secretary

New York, New York
December 11, 2012

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE,  WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS MARYLAND FUND
DREYFUS MINNESOTA FUND
DREYFUS OHIO FUND
(Each, a Series of Dreyfus State Municipal Bond Funds)

To and in Exchange for Class A and Class C Shares of

DREYFUS AMT-FREE MUNICIPAL BOND FUND
(A Series of Dreyfus Municipal Funds, Inc.)

 COMBINED
PROSPECTUS/PROXY STATEMENT
DECEMBER 10, 2012

 Special Joint Meeting of Shareholders
To Be Held on Thursday, February 28, 2013

This combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus State Municipal Bond Funds (the "Trust"), on behalf of Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund (each, a "Fund"), each a series of the Trust, to be used at the Special Joint Meeting of Shareholders (the "Meeting") of the Funds to be held on Thursday, February 28, 2013, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders.  Shareholders of record at the close of business on December 10, 2012 are entitled to receive notice of and to vote at the Meeting.

It is proposed, with respect to each Fund, that the Fund transfer all of its assets to Dreyfus AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class A and Class C shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this combined Prospectus/Proxy Statement (with respect to the relevant Fund, the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A or Class C shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A or Class C Fund shares, respectively, as of the date of the Reorganization.  The Reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the Reorganization of their Fund.

This combined Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A combined Statement of Additional Information ("SAI") dated December 10, 2012, relating to this combined Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this combined Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Funds.  A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

 Shares of the Acquiring Fund and the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in a Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this combined Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

Each Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  Each Fund and the Acquiring Fund have similar investment objectives. The Acquiring Fund's and the Fund's investment policies are similar in some ways, but different in others. Each Fund and the Acquiring Fund normally invest substantially all of their respective assets in municipal bonds that provide income exempt from federal income tax, but each Fund also normally invests in municipal bonds that provide income exempt from the income tax of the state after which it is named.  The Acquiring Fund also seeks to provide income exempt from the federal alternative minimum tax.  The Acquiring Fund is a series of Dreyfus Municipal Funds, Inc. (the "Acquiring Company").  A comparison of each Fund and the Acquiring Fund is set forth in this combined Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated January 1, 2012 and Annual Report for its fiscal year ended August 31, 2012 (including its audited financial statements for the fiscal year) accompany this combined Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this combined Prospectus/Proxy Statement by reference.  For a free copy of a Fund's most recent Prospectus or Annual Report for its fiscal year ended April 30, 2012, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Trust at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

With respect to each Fund, shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A and Class C shares of a Fund will vote together on the proposal for that Fund.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any Fund shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of September 28, 2012, the following numbers of Fund shares were issued and outstanding:

Name of Fund	Class A Shares	Class C Shares

Dreyfus Maryland Fund	12,523,729	451,230

Dreyfus Minnesota Fund	7,429,584	475,223

Dreyfus Ohio Fund	11,427,934	522,045

Proxy materials will be mailed to shareholders of record on or about December 21, 2012.

AS TO EACH FUND, APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND
SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this combined Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Funds' Prospectus and the form of Agreement and Plan of Reorganization (the "Plan") attached to this combined Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Trust's Board of Trustees, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds or the Acquiring Fund, has unanimously approved the Plan for each Fund.  As to each Fund, the Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Class A and Class C shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Class A and Class C shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the respective Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Trust's Board of Trustees has unanimously concluded, with respect to each Fund, that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganizations."

Federal Income Tax Consequences.  As a condition to the closing of each Reorganization, the respective Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of each Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the capital loss carryforwards, if any, of the Fund; however, the ability of the Acquiring Fund to utilize each Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganizations—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Funds and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Funds' Prospectus and the Acquiring Fund's Prospectus.  Information contained in this combined Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and each Fund have similar investment objectives. The Acquiring Fund's and the Fund's investment policies are similar in some ways, but different in others. Each Fund seeks to maximize current income exempt from federal income tax and from the income tax of the state after which it is named, without undue risk.  The Acquiring Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, each Fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from the income tax of the state after which it is named.  Each Fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal income tax, including when the Fund's portfolio managers believe acceptable municipal bonds of the state after which the Fund is named are not available for investment.  To pursue its goal, the Acquiring Fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.  The Acquiring Fund also seeks to provide income exempt from the federal alternative minimum tax.  The Acquiring Fund may, but is not required by its investment management policies to, purchase municipal bonds issued by the state of Maryland, Minnesota or Ohio.  In addition, the Acquiring Fund may invest temporarily in taxable bonds, including when its portfolio managers believe acceptable municipal bonds are not available for investment.

Each Fund may invest without limitation in municipal bonds the income from which is subject to the federal alternative minimum tax.  The Acquiring Fund, unlike the Funds, seeks to provide income exempt from the federal alternative minimum tax and typically does not invest in such municipal bonds.  As of September 28, 2012, Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund held 22.27%, 11.02% and 1.08%, respectively, of their respective assets in municipal bonds the income from which is subject to the federal alternative minimum tax.  The Acquiring Fund did not hold any such municipal bonds as of such date. Any such bonds held by the Funds will be sold prior to the Closing Date of the relevant Reorganization. See "Information about the Reorganizations—Sale of Portfolio Securities."

Each Fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher), or the unrated equivalent as determined by Dreyfus.  For additional yield, each Fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus.  The Acquiring Fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.  The Acquiring Fund may invest up to 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade, or the unrated equivalent as determined by Dreyfus.

Under normal market conditions, the dollar-weighted average maturity of the portfolio of the Acquiring Fund and each Fund is expected to exceed 10 years, but the Acquiring Fund and the Funds may invest without regard to maturity.

The portfolio managers of the Acquiring Fund and the Funds focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting.  The portfolio managers select municipal bonds for each fund's portfolio by:

•	using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

•	actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The funds seek to invest in several of these sectors.

Although not a principal investment strategy, each of the Acquiring Fund and the Funds may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy.  The Acquiring Fund also may enter into swap agreements.  The Acquiring Fund and the Funds may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates ("inverse floaters").  Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts:  a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.  The Acquiring Fund and the Funds also may make forward commitments in which the respective fund agrees to buy or sell a security in the future at a price agreed upon today.

The Acquiring Fund and each Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

The Acquiring Fund and each of the Funds are "non-diversified" funds, which means that the proportion of each fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

Each Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The Acquiring Fund is a series of the Acquiring Company, which is a corporation organized under the laws of the State of Maryland.  See "Certain Organizational Differences Between the Trust and the Acquiring Company" below.

Investment Risks.  Given that the Funds and the Acquiring Fund have similar investment objectives and similar investment management policies, the principal risks associated with an investment in the Acquiring Fund and a Fund are similar, although they are not the same.  These risks, which apply to the Funds and the Acquiring Fund, except as otherwise noted, are discussed below.  An investment in the Acquiring Fund, as well as in each Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in a Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Municipal bond market risk.  The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of a Fund's or the Acquiring Fund's investments in municipal bonds.  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which a fund invests may have an impact on the fund's share price.

•
Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, a Fund's or the Acquiring Fund's share price.  The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond held by a fund, can cause the bond's price to fall, potentially lowering the fund's share price.  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.  Although the Acquiring Fund invests primarily in municipal bonds rated A or better and each Fund invests at least 70% of its respective assets in municipal bonds rated investment grade, the Acquiring Fund and each Fund may invest to a limited extent in high yield bonds.  High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and a Fund's or the Acquiring Fund's share price may fall dramatically, even during periods of declining interest rates.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.  The secondary market for certain municipal bonds tends to be less developed and less liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal bonds at attractive prices.

•
Inverse floating rate securities risk.  Each Fund and the Acquiring Fund is subject to the risk that the interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase.  Inverse floaters are derivatives that involve leverage and could magnify a fund's gains or losses.

•
Non-diversification risk.  Each Fund and the Acquiring Fund are non-diversified, which means that each fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, a fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

•
State-specific risk.  (Funds only)  Each Fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal obligations, may decline.  Investing primarily in a single state makes the Funds more sensitive to risks specific to the state and may magnify other risks.

In addition to the principal risks described above, each Fund and the Acquiring Fund are subject to the following additional risks:

•
Market sector risk.  Each Fund and the Acquiring Fund may significantly overweight or underweight certain industries or market sectors, which may cause a fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•
Tax risk.  To be tax-exempt, municipal bonds generally must meet certain regulatory requirements.  If any such municipal bond fails to meet these regulatory requirements, the interest received by a Fund or the Acquiring Fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•
Call risk.  Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer "calls" its bond during a time of declining interest rates, a Fund or the Acquiring Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on a Fund's or the Acquiring Fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund or the Acquiring Fund will not correlate with the underlying instruments or the respective fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  Certain derivatives may cause taxable income.

•
Leverage risk.  The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income and may magnify a Fund's or the Acquiring Fund's gains or losses.

Each Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, each Fund and the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although a Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent a Fund or the Acquiring Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of a Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for a Fund and the Acquiring Fund are identical.  As to each Fund, no sales charge or CDSC will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.  Shares of the Funds and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets.  Under its agreement with Dreyfus, each Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.55% of the value of the Fund's average daily net assets.  Although the management fee payable to Dreyfus by the Acquiring Fund is higher than that payable by each Fund, Class A and Class C shares of the Acquiring Fund had a lower total annual expense ratio (after current fee waivers and expense reimbursements) than each Fund's Class A and Class C shares as of the respective fund's most recent fiscal year end.  In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed 0.45%.  Dreyfus may terminate this agreement upon at least 90 days' prior notice to Acquiring Fund shareholders, but has committed not to do so until at least May 1, 2014. As a result of the Reorganizations, Dreyfus may benefit from the combined fund's larger asset base because such increase in assets can be expected to reduce the amount of fees and expenses of the Acquiring Fund that Dreyfus has agreed to waive or reimburse to maintain the Acquiring Fund's net operating expenses at agreed upon levels.  There is no assurance that Dreyfus will continue to waive its fees or assume the expenses of the Acquiring Fund after such date.

The fees and expenses set forth below for each Fund are as of its fiscal year ended April 30, 2012, and for the Acquiring Fund are as of its fiscal year ended August 31, 2012.  The "Pro Forma After Reorganizations" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of each of the Reorganizations.  If approved by a Fund's shareholders, the Reorganization will be consummated for that Fund whether or not the shareholders of the other Funds approve the Reorganization of their Fund.  Set forth in Exhibit B is information with respect to the pro forma fees and expenses as to each Reorganization separately.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Each Fund is bearing the expenses in connection with its respective Reorganization, which are estimated to be as follows: (i) Dreyfus Maryland Fund—approximately $75,000 or 0.0464% of the value of the Fund's average daily net assets; (ii) Dreyfus Minnesota Fund—approximately $70,000 or 0.0581% of the value of the Fund's average daily net assets; and (iii) Dreyfus Ohio Fund—approximately $70,000 or 0.0492% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Funds or the Pro Forma After Reorganizations Acquiring Fund set forth below.

	Dreyfus Maryland Fund Class A Shares		Dreyfus Minnesota Fund Class A Shares		Dreyfus Ohio Fund Class A Shares		Dreyfus AMT-Free Municipal Bond Fund Class A Shares		Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund Class A Shares
Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%		4.50%		4.50%		4.50%		4.50%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1		none1		none1		none1		none1

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.55%		0.55%		0.55%		0.60%		0.60%
Distribution (12b-1) fees	none		none		none		none		none
Other expenses (including shareholder services fees)	0.40	%2	0.42	%3	0.40	%4	0.37%		0.35	%2,3,4
Total annual fund operating expenses	0.95%		0.97%		0.95%		0.97%		0.95%
Fee waiver and/or expense reimbursement	n/a		n/a		n/a		(0.27	)%5	(0.25	)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.95	%2	0.97	%3	0.95	%4	0.70%		0.70	%2,3,4

	Dreyfus Maryland Fund Class C Shares		Dreyfus Minnesota Fund Class C Shares		Dreyfus Ohio Fund Class C Shares		Dreyfus AMT-Free Municipal Bond Fund Class C Shares		Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund Class C Shares
Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none		none		none		none		none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%		1.00%		1.00%		1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.55%		0.55%		0.55%		0.60%		0.60%
Distribution (12b-1) fees	0.75%		0.75%		0.75%		0.75%		0.75%
Other expenses (including shareholder services fees)	0.42	%2	0.43	%3	0.42	%4	0.38%		0.36	%2,3,4
Total annual fund operating expenses	1.72%		1.73%		1.72%		1.73%		1.71%
Fee waiver and/or expense reimbursement	n/a		n/a		n/a		(0.28	)%5	(0.26	)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.72	%2	1.73	%3	1.72	%4	1.45%		1.45	%2,3,4

1
Class A shares of a Fund or Dreyfus AMT-Free Municipal Bond Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

2
Expenses in connection with the Reorganization, which will be borne by Dreyfus Maryland Fund, are estimated to amount to approximately $75,000 or 0.0464% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund.

3
Expenses in connection with the Reorganization, which will be borne by Dreyfus Minnesota Fund, are estimated to amount to approximately $70,000 or 0.0581% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund.

4
Expenses in connection with the Reorganization, which will be borne by Dreyfus Ohio Fund, are estimated to amount to approximately $70,000 or 0.0492% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund.

5
Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Dreyfus AMT-Free Municipal Bond Fund so that the total annual fund operating expenses of none of the classes of Dreyfus AMT-Free Municipal Bond Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed 0.45%. Dreyfus may terminate this agreement upon at least 90 days' prior notice to Dreyfus AMT-Free Municipal Bond Fund shareholders, but has committed not to do so until at least May 1, 2014.

EXAMPLE

The Examples below are intended to help you compare the cost of investing in a Fund and the Acquiring Fund.  Each Example assumes you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The one-year example and the first year of the three-, five- and ten-years examples for the Acquiring Fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus.  The "Pro Forma After Reorganizations" examples are based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the consummation of each of the Reorganizations.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years

Dreyfus Maryland Fund Class A Shares1	$543	$739	$952	$1,564

Dreyfus Minnesota Fund Class A Shares2	$545	$745	$962	$1,586

Dreyfus Ohio Fund Class A Shares3	$543	$739	$952	$1,564

Dreyfus AMT-Free Municipal Bond Fund Class A Shares	$518	$719	$937	$1,563

Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund Class A Shares1,2,3	$518	$715	$929	$1,542

Class C*	1 Year	3 Years	5 Years	10 Years

Dreyfus Maryland Fund Class C Shares1	$275/$175	$542/$542	$933/$933	$2,030/$2,030

Dreyfus Minnesota Fund Class C Shares2	$276/$176	$545/$545	$939/$939	$2,041/$2,041

Dreyfus Ohio Fund Class C Shares3	$275/$175	$542/$542	$933/$933	$2,030/$2,030

Dreyfus AMT-Free Municipal Bond Fund Class C Shares	$248/$148	$518/$518	$912/$912	$2,018/$2,018

Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund Class C Shares1,2,3	$248/$148	$513/$513	$904/$904	$1,998/$1,998

1
Expenses in connection with the Reorganization, which will be borne by Dreyfus Maryland Fund, are estimated to amount to approximately $75,000.  These expenses are not reflected in the total expense ratio of the Class A or Class C shares of the Fund or the Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund in the fee table above and, as a result, are not reflected in the Example for either share class.

2
Expenses in connection with the Reorganization, which will be borne by Dreyfus Minnesota Fund, are estimated to amount to approximately $70,000.  These expenses are not reflected in the total expense ratio of the Class A or Class C shares of the Fund or the Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund in the fee table above and, as a result, are not reflected in the Example for either share class.

3
Expenses in connection with the Reorganization, which will be borne by Dreyfus Ohio Fund, are estimated to amount to approximately $70,000.  These expenses are not reflected in the total expense ratio of the Class A or Class C shares of the Fund or the Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund in the fee table above and, as a result, are not reflected in the Example for either share class.

*	With redemption/without redemption.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Funds.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year, and the bar chart for each Fund shows the changes in the performance of the respective Fund's Class A shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of a broad measure of market performance.  Sales charges are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information is available at www.dreyfus.com.

After-tax performance is shown only for Class A shares.  After-tax performance of each fund's Class C shares will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Dreyfus AMT-Free Municipal Bond Fund — Class A Shares*
Year-by-Year Total Returns as of 12/31 each year (%)

+9.45	+4.64	+4.34	+3.50	+4.73	+2.07	-6.72	+14.92	+1.52	+11.00
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q3 '09	+8.61%
Worst Quarter:	Q4 '10	-5.13%

The year-to-date total return of the  Fund's Class A shares as of 9/30/12 was 7.04%.

*	Represents the performance of the Acquiring Fund's Class Z shares for periods prior to March 31, 2003.

Dreyfus AMT-Free Municipal Bond Fund Average annual total returns as of 12/31/11

Share class	1 Year	5 Years	10 Years
Class A returns before taxes	6.00%	3.33%	4.31	%*

Class A returns after taxes on distributions	6.00%	3.33%	4.31	%*

Class A returns after taxes on distributions and sale of fund shares	5.40%	3.44%	4.30	%*

Class C returns before taxes	9.18%	3.50%	4.11	%*

Barclays Municipal Bond Index reflects no deduction for fees, expenses or taxes	10.70%	5.22%	5.38%

*
Represents the performance of the Acquiring Fund's Class Z shares for periods prior to March 31, 2003 (inception date for Class A and Class C shares), adjusted to reflect applicable sales charges.  Such performance figures have not been adjusted, however, to reflect the Acquiring Fund's applicable class fees and expenses; if these fees and expenses had been reflected, such performance may have been lower.

Dreyfus Maryland Fund — Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+9.30	+4.80	+4.33	+2.94	+4.19	+1.86	-8.88	+18.38	+2.47	+9.12
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q1 '09	+6.65%
Worst Quarter:	Q4 '08	-5.46%

The year-to-date total return of the Maryland Fund's Class A shares as of 9/30/12 was 5.36%.

Dreyfus Maryland Fund Average annual total returns as of 12/31/11

Share class	1 Year	5 Years	10 Years
Class A returns before taxes	4.21%	3.25%	4.16%

Class A returns after taxes on distributions	4.21%	3.25%	4.16%

Class A returns after taxes on distributions and sale of fund shares	4.13%	3.35%	4.15%

Class C returns before taxes	7.36%	3.41%	3.84%

Barclays Municipal Bond Index reflects no deduction for fees, expenses or taxes	10.70%	5.22%	5.38%

Dreyfus Minnesota Fund — Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+9.41	+5.25	+4.76	+3.86	+4.69	+2.10	-4.92	+15.01	+1.55	+9.36
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q1 '09	+6.96%
Worst Quarter:	Q4 '10	-4.02%

The year-to-date total return of the Minnesota Fund's Class A shares as of 9/30/12 was 4.47%.

Dreyfus Minnesota Fund Average annual total returns as of 12/31/11

Share class	1 Year	5 Years	10 Years
Class A returns before taxes	4.46%	3.43%	4.50%

Class A returns after taxes on distributions	4.46%	3.42%	4.47%

Class A returns after taxes on distributions and sale of fund shares	4.28%	3.50%	4.45%

Class C returns before taxes	7.46%	3.60%	4.18%

Barclays Municipal Bond Index reflects no deduction for fees, expenses or taxes	10.70%	5.22%	5.38%

Dreyfus Ohio Fund — Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+7.66	+4.67	+4.09	+3.14	+4.26	+2.03	-6.93	+13.41	+0.31	+10.86
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q3 '09	+6.83%
Worst Quarter:	Q4 '10	-4.83%

The year-to-date total return of the Ohio Fund's Class A shares as of 9/30/12 was 6.57%.

Dreyfus Ohio Fund Average annual total returns as of 12/31/11

Share class	1 Year	5 Years	10 Years
Class A returns before taxes	5.89%	2.72%	3.73%

Class A returns after taxes on distributions	5.89%	2.72%	3.73%

Class A returns after taxes on distributions and sale of fund shares	5.19%	2.90%	3.79%

Class C returns before taxes	9.03%	2.89%	3.43%

Barclays Municipal Bond Index reflects no deduction for fees, expenses or taxes	10.70%	5.22%	5.38%

Investment Adviser.  The investment adviser for each Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $239 billion in approximately 183 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended February 29, 2012.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $27.1 trillion in assets under custody and administration and $1.3 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Primary Portfolio Managers.  Jeffrey Burger and David Belton are the primary portfolio managers of the Funds, positions they have held since December 2009 and February 2012, respectively, with respect to Dreyfus Maryland Fund, and since February 2012 and December 2009, respectively, with respect to Dreyfus Minnesota Fund and Dreyfus Ohio Fund.  Mr. Burger is a portfolio manager for tax-sensitive strategies at Standish Mellon Asset Management Company LLC ("Standish"), an affiliate of Dreyfus, where he has been employed since July 2009.  Prior to joining Standish, Mr. Burger had worked at Columbia Management as a portfolio manager and research analyst and previously held a senior level analyst position at Fitch Ratings.  Mr. Belton is the head of municipal bond research at Standish, where he has been employed since 1997.  Steven Harvey and Daniel Rabasco are the primary portfolio managers of the Acquiring Fund, positions they have held since December 2009 and February 2012, respectively.  Mr. Harvey is a senior portfolio manager for tax-sensitive strategies and director of relationship management at Standish, where he has been employed since 2000.  Mr. Rabasco is the chief investment officer for tax-sensitive fixed-income at Standish, where he has been employed since 1998.  Messrs. Belton, Burger, Harvey and Rabasco are dual employees of Dreyfus and Standish and manage their respective fund(s) as employees of Dreyfus.  If the Reorganizations are approved and consummated, Messrs. Harvey and Rabasco will manage the combined fund.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Acquiring Company, and Robin A. Melvin, the Trust and the Acquiring Company have different Board members.  With the exception of one Board member of the Acquiring Company, none of the Board members of the Trust or the Acquiring Company is an "interested person" (as defined in the 1940 Act) of the Funds or the Acquiring Fund ("Independent Board Members").  For a description of the Acquiring Company's Board members, see Exhibit C.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Funds and the Acquiring Fund.

Capitalization.  Each Fund has classified its shares into two classes – Class A and Class C – and the Acquiring Fund has classified its shares into four classes — Class A, Class C, Class I and Class Z.  There will be no exchange in the Reorganizations of Class I or Class Z shares of the Acquiring Fund.  The following tables set forth, as of August 31, 2012, (1) the capitalization of each class of each Fund's shares, (2) the capitalization of Class A and Class C shares of the Acquiring Fund and (3) the pro forma capitalization of Class A and Class C shares of the Acquiring Fund, as adjusted showing the effect of each Reorganization had it occurred on such date.

	Dreyfus Maryland Fund Class A	Dreyfus Minnesota Fund Class A	Dreyfus Ohio Fund Class A	Dreyfus AMT-Free Municipal Bond Fund Class A	Adjustments		Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund Class A
Total net assets	$157,122,746	$116,574,245	$144,431,591	$271,109,969	$(205,207	)*	$689,033,344
Net asset value per share	$12.53	$15.73	$12.72	$14.27			$14.27
Shares outstanding	12,538,354	7,410,572	11,351,630	18,997,351	(2,012,459	)**	48,285,448

	Dreyfus Maryland Fund Class C	Dreyfus Minnesota Fund Class C	Dreyfus Ohio Fund Class C	Dreyfus AMT-Free Municipal Bond Fund Class C	Adjustments		Pro Forma After Reorganizations Dreyfus AMT-Free Municipal Bond Fund Class C
Total net assets	$5,881,453	$7,456,735	$6,615,379	$23,532,229	$(9,793	)*	$43,476,003
Net asset value per share	$12.54	$15.76	$12.75	$14.27			$14.27
Shares outstanding	469,062	473,250	519,032	1,648,985	(63,657	)**	3,046,672

*	Reflects the estimated aggregate costs of the Reorganizations to be paid by the Funds.
**	Adjustment to reflect the exchange of shares outstanding from the Funds to the Acquiring Fund.

As of August 31, 2012, the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I and Class Z shares) were $545,310,889 and Dreyfus Maryland Fund's, Dreyfus Minnesota Fund's and Dreyfus Ohio Fund's total net assets (attributable to Class A and Class C shares) were $163,004,199, $124,030,980 and $151,046,970, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of a fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.  If approved by a Fund's shareholders, the Reorganization will be consummated for that Fund whether or not the shareholders of the other Funds approve the Reorganization of their Fund.

Purchase Procedures.  The purchase procedures of each Fund and the Acquiring Fund and the automatic investment services they offer to holders of Class A and Class C shares are substantially similar.  The different classes of each fund's shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, an investor should consider the investment amount, anticipated holding period, the potential costs over the holding period and whether the investor qualifies for any reduction or waiver of the sales charge.

The price for Class A and Class C shares of a fund is the net asset value per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business, plus, with respect to purchases of Class A shares, an initial sales charge that may apply to the purchase.  Class A and Class C shares of each fund are priced at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the relevant fund's purchase procedures.

Distribution (12b-1) Plans.  Class C shares of each Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan").  Under the respective Rule 12b-1 Plan, each Fund and the Acquiring Fund pay MBSC Securities Corporation ("MBSC"), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of their respective Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A shares of the Funds and the Acquiring Fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of a fund on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the relevant fund's Rule 12b-1 Plan.

Shareholder Services Plans.  Class A and Class C shares of each Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which each Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of their respective Class A and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the relevant fund's Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of each Fund and the Acquiring Fund are substantially similar.  An investor may sell (redeem) Class A and Class C shares of a fund at any time.  Class A and Class C shares of each fund are sold at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  Redemption orders are processed promptly and an investor will generally receive the proceeds within a week.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the relevant fund's redemption procedures.

Distributions.  The dividends and distributions policies of each Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends once a month and any capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by each Fund and the Acquiring Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services.  The shareholder services offered by each Fund and the Acquiring Fund are substantially similar.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Acquiring Company.  The Acquiring Fund is a series of the Acquiring Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Company's Articles of Incorporation (the "Charter"), the Acquiring Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Each Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law.  Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights.  Generally, neither the Acquiring Fund nor any Fund is required to hold annual meetings of its shareholders.  The Acquiring Fund is required to call a special meeting of shareholders for the purpose of removing a Board member when requested to do so by the holders of at least 10% of its outstanding shares entitled to vote, and is required to call a special meeting of shareholders for all other purposes when requested to do so by the holders of at least a majority of its outstanding shares entitled to vote.  Each Fund is required to call a special meeting of shareholders for any purpose when requested in writing to do so by the holders of at least 30% of its outstanding shares entitled to vote.  Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Funds, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares.  Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of each Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.  Generally, on matters submitted to a vote of shareholders, all shares of a Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class.  The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting.  The Acquiring Company's Charter provides that one-third of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting.  Matters requiring a larger vote by law or under the organizational documents for the Acquiring Company or the Trust are not affected by such quorum requirements.

Shareholder Liability.  Under the Maryland Code, Acquiring Fund shareholders have no personal liability as such for the Acquiring Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Fund or the Trust's Trustees.  The Trust Agreement provides for indemnification out of a Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Trust considers the risk of a  Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations.  The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members.  Under the Maryland Code, the Acquiring Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Company is not liable to the Acquiring Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.  In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful).  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Acquiring Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Company's Charter, the Acquiring Company's By-Laws and the Maryland Code, and the Funds, the Trust's Trust Agreement, the Trust's By-Laws and Massachusetts law.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Acquiring Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

REASONS FOR THE REORGANIZATIONS

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies, and that would otherwise benefit fund shareholders, management recommended to the Trust's Board and to the Acquiring Company's Board that the Funds be consolidated with the Acquiring Fund.  The Trust's Board and the Acquiring Company's Board have concluded, with respect to each Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Trust's Board of Trustees determined, as to each Fund, that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to the Fund's shareholders.  These potential benefits include permitting each Fund's shareholders to pursue similar investment goals in a substantially larger combined fund that has, with respect to its Class A and Class C shares, a lower total annual expense ratio (after current fee waivers and expense reimbursements) than each Fund's Class A and Class C shares, respectively.  In addition, the Acquiring Fund's Class A and Class C shares had a better performance record than Class A and Class C shares, respectively, of Dreyfus Maryland Fund and Dreyfus Ohio Fund for the one-, five- and ten-year periods ended December 31, 2011.  The Acquiring Fund's Class A and Class C shares had a better performance record than Class A and Class C shares, respectively, of Dreyfus Minnesota Fund for the one-year period, but underperformed Class A and Class C shares, respectively, of Dreyfus Minnesota Fund for the five- and ten-year periods, ended December 31, 2011.  As of September 28, 2012, Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund had net assets of approximately $163 million, $125 million and $153 million, respectively, and the Acquiring Fund had net assets of approximately $548 million.  By combining the Funds with the Acquiring Fund, each Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service the funds with similar shareholder bases.  The Reorganizations also should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund.  As a result, management recommended to the Trust's Board of Trustees that the Funds be consolidated with the Acquiring Fund.

The Acquiring Company's Board considered that each Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also benefits Dreyfus because such increase in assets can be expected to reduce the amount of fees and expenses of the Acquiring Fund that Dreyfus has agreed to waive or reimburse to maintain the Acquiring Fund's net operating expenses at agreed upon levels.

In determining whether to recommend approval of each Reorganization, each Board considered the following factors:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Trust's Board and the Acquiring Company's Board, each of which is comprised entirely of Independent Board Members (with the exception of one Board member of the Acquiring Company), approved each Reorganization.

INFORMATION ABOUT THE REORGANIZATIONS

Plan of Reorganization.  The following summary of each Plan is qualified in its entirety by reference to the Plan attached to this combined Prospectus/Proxy Statement as Exhibit A.  As to each Fund, the Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A and Class C shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on the following date or such other date as may be agreed upon by the parties (the "Closing Date"):  April 12, 2013 for Dreyfus Maryland Fund, April 19, 2013 for Dreyfus Minnesota Fund and April 26, 2013 for Dreyfus Ohio Fund.  The number of Class A and Class C shares of the Acquiring Fund to be issued to each Fund will be determined on the basis of the relative net asset value per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of each Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the respective Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the relevant Fund will liquidate and distribute pro rata to holders of its Class A and Class C shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A and Class C shares, respectively, received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class A and Class C shares due to the shareholder.  After such distribution and the winding up of its affairs, the relevant Fund will cease operations and will be terminated as a series of the Trust.  After the relevant Closing Date, any outstanding certificates representing Fund shares will be canceled and Class A and Class C shares of the Acquiring Fund distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  Each Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of a Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganizations are expected to be approximately $75,000, $70,000 and $70,000 for Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund, respectively.  In addition to use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board.  The cost of any such outside solicitation firm, which would be borne by the Funds, is estimated to be approximately $9,700, $7,500 and $8,500 for Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund, respectively.  These amounts are included in the estimated total expenses of the Reorganizations listed above.  The Acquiring Fund will not bear any costs associated with the Reorganizations.  Fund shareholders will only be responsible for expenses relating to the Reorganization of their Fund and not the other Funds.  The Funds and the Acquiring Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganizations.

By approving the respective Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by shareholders of a Fund, the Trust's Board will consider other appropriate courses of action with respect to such Fund.

Temporary Suspension of Certain of each Fund's Investment Restrictions.  As to each Fund, since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of their Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of a Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the respective Reorganization.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  As to each Reorganization, the exchange of Fund assets for Acquiring Fund Class A and Class C shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the respective Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Funds, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A and Class C shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A and Class C shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A and Class C shares for Acquiring Fund Class A and Class C shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A and Class C shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A and Class C shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Funds and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of a Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the relevant Reorganization.

Capital Loss Carryforwards.  As of the Funds' fiscal year ended April 30, 2012, Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund had unused capital loss carryforwards of approximately $8.3 million, $600,000 and $3.7 million, respectively.  While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of each Fund as a result of each Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes may be limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Fund.  In addition, capital losses arising in taxable years beginning after December 31, 2010 must be applied before capital loss carryforwards arising in prior years.  If each Reorganization is approved and consummated, the combination of these and other factors on the use of capital loss carryforwards may result in a portion of the capital loss carryforwards of each Fund expiring unused.

Sale of Portfolio Securities.  In connection with the Reorganizations, each Fund will sell certain of its portfolio securities currently held by the Fund (e.g., those portfolio securities the income of which is subject to the federal alternative minimum tax) before consummation of the relevant Reorganization.  Dreyfus currently estimates that Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund will sell approximately 21.55%, 1.10% and 11.55%, respectively, of their respective portfolio securities before consummation of the relevant Reorganization. The Adviser estimates that transaction costs associated with those sales will be de minimis. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to the Fund's taxable year that ends on the Closing Date, and such distributions will be taxable to shareholders.  As of the date hereof, it is anticipated that Dreyfus Minnesota Fund would recognize a capital gain of approximately $1.6 million (approximately $0.21 per share), and that the other Funds would not recognize any capital gains, after the application of any available capital loss carryforward, as a result of the sale of portfolio securities before consummation of the relevant Reorganization.  In addition, certain of the portfolio securities held by each Fund may be sold after the consummation of the relevant Reorganization, with the same tax implications on the combined fund and its shareholders as discussed above for the Fund and its shareholders.  Dreyfus currently estimates that approximately 10.95% of the combined fund's portfolio securities will be sold after consummation of the Reorganizations.  Based on that assumption, the Adviser estimates that transaction costs associated with such post-Reorganizations portfolio repositioning will be de minimis. As of the date hereof, none of the Funds nor the combined fund are expected to recognize material capital gains, after the application of any available capital loss carryforward, as a result of repositioning the combined fund's portfolio in connection with the Reorganizations.  The transaction costs associated with repositioning a Fund's portfolio in connection with the respective Reorganization before and after consummation of the Reorganization would be borne by the Fund and the combined fund, respectively.  The Funds and the Acquiring Fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Trust's Board has approved, as to each Fund, the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  As to each Fund, the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the relevant Plan and the Reorganization.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUNDS

Information about the Acquiring Fund is incorporated by reference into this combined Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 33-42162).  Information about the Funds is incorporated by reference into this combined Prospectus/Proxy Statement from the Funds' Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-10238).

The Funds and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Funds and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Funds may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the combined Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the relevant Fund or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

With respect to each Fund, a quorum is constituted for the Fund by the presence in person or by proxy of the holders of thirty percent (30%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganizations.

As of September 28, 2012, the following shareholders were known by the Funds to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the respective Fund:

	Percentage of Outstanding Shares of Dreyfus Maryland Fund

Name and Address	Before Reorganizations	After Reorganizations

Class A

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	14.48%	3.29%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.17%	2.76%

Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	10.88%	2.47%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.52%	2.16%

Class C

Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	43.55%	5.66%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	12.03%	1.56%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.92%	1.42%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	8.04%	1.05%

	Percentage of Outstanding Shares of Dreyfus Minnesota Fund

Name and Address	Before Reorganizations	After Reorganizations

Class A

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	16.74%	2.83%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	15.64%	2.64%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.46%	1.60%

Class C

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	29.25%	5.02%

Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	23.22%	3.99%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.43%	1.96%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	10.19%	1.75%

NFS LLC For the Exclusive Benefit of US Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212-3958	6.71%	1.15%

	Percentage of Outstanding Shares of Dreyfus Ohio Fund

Name and Address	Before Reorganizations	After Reorganizations

Class A

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	19.90%	4.19%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	11.81%	2.49%

Charles Schwab & Company, Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.70%	1.62%

Class C

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	17.44%	2.67%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	16.31%	2.50%

NFS LLC For the Exclusive Benefit of Sandra M. Hermanoff 23537 Shagwood Drive Bingham Farms, MI 48025	11.92%	1.91%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.94%	1.68%

Charles Schwab & Company, Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	9.74%	1.49%

Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	6.17%	0.95%

As of September 28, 2012, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Acquiring Fund:

	Percentage of Outstanding Shares Acquiring Fund

Name and Address	Before Reorganizations	After Reorganizations

Class A

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.97%	3.53%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	8.68%	3.42%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.35%	2.50%

Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	6.13%	2.41%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.35%	2.11%

Class C

Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	31.65%	17.20%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	14.28%	7.76%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	9.92%	5.39%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.18%	4.99%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.23%	4.47%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.78%	4.23%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of September 28, 2012, Board members and officers of the Trust and the Acquiring Company, as a group, owned less than 1% of a Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of each Fund for its fiscal year ended April 30, 2012 and the audited financial statements of the Acquiring Fund for its fiscal year ended August 31, 2012 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for each Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Funds, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the combined Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of November 6, 2012 (the "Agreement"), between DREYFUS STATE MUNICIPAL BOND FUNDS (the "Trust"), a Massachusetts business trust, on behalf of [DREYFUS MARYLAND FUND][DREYFUS MINNESOTA FUND][DREYFUS OHIO FUND] (the "Fund"), and DREYFUS MUNICIPAL FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS AMT-FREE MUNICIPAL BOND FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A and Class C shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A and Class C shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10         As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be [April 12, 2013 for Dreyfus Maryland Fund, April 19, 2013 for Dreyfus Minnesota Fund and April 26, 2013 for Dreyfus Ohio Fund], or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Trust, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended April 30, 2012 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since April 30, 2012, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the combined Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended August 31, 2012 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since August 31, 2012, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING COMPANY AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5           The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3           The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Company or the Trust, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1         None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2         This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4         This Agreement may be amended only by a signed writing between the parties.

11.5         This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Trust Agreement or the Acquiring Company's Charter; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS STATE MUNICIPAL BOND FUNDS, on behalf of [Dreyfus Maryland Fund][Dreyfus Minnesota Fund][Dreyfus Ohio Fund]

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

DREYFUS MUNICIPAL FUNDS, INC., on behalf of Dreyfus AMT-Free Municipal Bond Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

EXHIBIT B
PRO FORMA FEES AND EXPENSES

The fees and expenses set forth below for each Fund are as of its fiscal year ended April 30, 2012, and for the Acquiring Fund are as of its fiscal year ended August 31, 2012.  With respect to each Reorganization, the "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusting showing the effect of the consummation of the Reorganization.  If approved by a Fund's shareholders, the Reorganization will be consummated for that Fund whether or not the shareholders of the other Funds approve the Reorganization of their Fund.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Each Fund is bearing the expenses in connection with its respective Reorganization, which are estimated to be as follows: (i) Dreyfus Maryland Fund—approximately $75,000 or 0.0464% of the value of the Fund's average daily net assets; (ii) Dreyfus Minnesota Fund—approximately $70,000 or 0.0581% of the value of the Fund's average daily net assets; and (iii) Dreyfus Ohio Fund—approximately $70,000 or 0.0492% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of a Fund or the Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Dreyfus Maryland Fund

	Dreyfus Maryland Fund Class A		Dreyfus AMT-Free Municipal Bond Fund Class A		Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class A
Management fees	0.55%		0.60%		0.60%
Distribution (12b-1) fee	none		none		none
Other expenses (including shareholder services fees)	0.40	%2	0.37%		0.36	%2
Total annual fund operating expenses	0.95%		0.97%		0.96%
Fee waiver and/or expense reimbursement	n/a		(0.27	)%1	(0.26	)%1
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.95	%2	0.70%		0.70	%2

	Dreyfus Maryland Fund Class C		Dreyfus AMT-Free Municipal Bond Fund Class C		Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class C
Management fees	0.55%		0.60%		0.60%
Distribution (12b-1) fee	0.75%		0.75%		0.75%
Other expenses (including shareholder services fees)	0.42	%2	0.38%		0.37	%2
Total annual fund operating expenses	1.72%		1.73%		1.72%
Fee waiver and/or expense reimbursement	n/a		(0.28	)%1	(0.27	)%1
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.72	%2	1.45%		1.45	%2

Dreyfus Minnesota Fund

	Dreyfus Minnesota Fund Class A		Dreyfus AMT-Free Municipal Bond Fund Class A		Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class A
Management fees	0.55%		0.60%		0.60%
Distribution (12b-1) fee	none		none		none
Other expenses (including shareholder services fees)	0.42	%3	0.37%		0.37	%3
Total annual fund operating expenses	0.97%		0.97%		0.97%
Fee waiver and/or expense reimbursement	n/a		(0.27	)%1	(0.27	)%1
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.97	%3	0.70%		0.70	%3

	Dreyfus Minnesota Fund Class C		Dreyfus AMT-Free Municipal Bond Fund Class C		Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class C
Management fees	0.55%		0.60%		0.60%
Distribution (12b-1) fee	0.75%		0.75%		0.75%
Other expenses (including shareholder services fees)	0.43	%3	0.38%		0.37	%3
Total annual fund operating expenses	1.73%		1.73%		1.72%
Fee waiver and/or expense reimbursement	n/a		(0.28	)%1	(0.27	)%1
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.73	%3	1.45%		1.45	%3

Dreyfus Ohio Fund

	Dreyfus Ohio Fund Class A		Dreyfus AMT-Free Municipal Bond Fund Class A		Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class A
Management fees	0.55%		0.60%		0.60%
Distribution (12b-1) fee	none		none		none
Other expenses (including shareholder services fees)	0.40	%4	0.37%		0.36	%4
Total annual fund operating expenses	0.95%		0.97%		0.96%
Fee waiver and/or expense reimbursement	n/a		(0.27	)%1	(0.26	)%1
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.95	%4	0.70%		0.70	%4

	Dreyfus Ohio Fund Class C		Dreyfus AMT-Free Municipal Bond Fund Class C		Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class C
Management fees	0.55%		0.60%		0.60%
Distribution (12b-1) fee	0.75%		0.75%		0.75%
Other expenses (including shareholder services fees)	0.42	%4	0.38%		0.37	%4
Total annual fund operating expenses	1.72%		1.73%		1.72%
Fee waiver and/or expense reimbursement	n/a		(0.28	)%1	(0.27	)%1
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.72	%4	1.45%		1.45	%4

1
Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Dreyfus AMT-Free Municipal Bond Fund so that the total annual fund operating expenses of none of the classes of Dreyfus AMT-Free Municipal Bond Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed 0.45%.  Dreyfus may terminate this agreement upon at least 90 days' prior notice to Dreyfus AMT-Free Municipal Bond Fund shareholders, but has committed not to do so until at least May 1, 2014.

2
Expenses in connection with the Reorganization, which will be borne by Dreyfus Maryland Fund, are estimated to amount to approximately $75,000 or 0.0464% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund.

3
Expenses in connection with the Reorganization, which will be borne by Dreyfus Minnesota Fund, are estimated to amount to approximately $70,000 or 0.0581% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund.

4
Expenses in connection with the Reorganization, which will be borne by Dreyfus Ohio Fund, are estimated to amount to approximately $70,000 or 0.0492% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund.

EXAMPLE

The Examples below are intended to help you compare the cost of investing in a Fund and the Acquiring Fund.  Each Example assumes you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The one-year example and the first year of the three-, five- and ten-years examples for the Acquiring Fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus.  With respect to each Reorganization, the "Pro Forma After Reorganization" examples are based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusting showing the effect of the consummation of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Dreyfus Maryland Fund

Class A	1 Year	3 Years	5 Years	10 Years

Dreyfus Maryland Fund Class A Shares1	$543	$739	$952	$1,564

Dreyfus AMT-Free Municipal Bond Fund Class A Shares	$518	$719	$937	$1,563

Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class A Shares1	$518	$717	$933	$1,552

Class C*	1 Year	3 Years	5 Years	10 Years

Dreyfus Maryland Fund Class C Shares1	$275/$175	$542/$542	$933/$933	$2,030/$2,030

Dreyfus AMT-Free Municipal Bond Fund Class C Shares	$248/$148	$518/$518	$912/$912	$2,018/$2,018

Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class C Shares1	$248/$148	$516/$516	$908/$908	$2,008/$2,008

Dreyfus Minnesota Fund

Class A	1 Year	3 Years	5 Years	10 Years

Dreyfus Minnesota Fund Class A Shares2	$545	$745	$962	$1,586

Dreyfus AMT-Free Municipal Bond Fund Class A Shares	$518	$719	$937	$1,563

Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class A Shares2	$518	$719	$937	$1,563

Class C*	1 Year	3 Years	5 Years	10 Years

Dreyfus Minnesota Fund Class C Shares2	$276/$176	$545/$545	$939/$939	$2,041/$2,041

Dreyfus AMT-Free Municipal Bond Fund Class C Shares	$248/$148	$518/$518	$912/$912	$2,018/$2,018

Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class C Shares2	$248/$148	$516/$516	$908/$908	$2,008/$2,008

Dreyfus Ohio Fund

Class A	1 Year	3 Years	5 Years	10 Years

Dreyfus Ohio Fund Class A Shares3	$543	$739	$952	$1,564

Dreyfus AMT-Free Municipal Bond Fund Class A Shares	$518	$719	$937	$1,563

Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class A Shares3	$518	$717	$933	$1,552

Class C*	1 Year	3 Years	5 Years	10 Years

Dreyfus Ohio Fund Class C Shares3	$275/$175	$542/$542	$933/$933	$2,030/$2,030

Dreyfus AMT-Free Municipal Bond Fund Class C Shares	$248/$148	$518/$518	$912/$912	$2,018/$2,018

Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund Class C Shares3	$248/$148	$516/$516	$908/$908	$2,008/$2,008

1
Expenses in connection with the Reorganization, which will be borne by Dreyfus Maryland Fund, are estimated to amount to approximately $75,000.   These expenses are not reflected in the total expense ratio of the Class A or Class C shares of the Fund or the Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund in the fee table above and, as a result, are not reflected in the Example for either share class.

2
Expenses in connection with the Reorganization, which will be borne by Dreyfus Minnesota Fund, are estimated to amount to approximately $70,000.   These expenses are not reflected in the total expense ratio of the Class A or Class C shares of the Fund or the Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund in the fee table above and, as a result, are not reflected in the Example for either share class.

3
Expenses in connection with the Reorganization, which will be borne by Dreyfus Ohio Fund, are estimated to amount to approximately $70,000.   These expenses are not reflected in the total expense ratio of the Class A or Class C shares of the Fund or the Pro Forma After Reorganization Dreyfus AMT-Free Municipal Bond Fund in the fee table above and, as a result, are not reflected in the Example for either share class.

*	With redemption/without redemption.

EXHIBIT C
DESCRIPTION OF THE ACQUIRING COMPANY'S BOARD MEMBERS

Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships during the past five years, are shown below.

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)
The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)
Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

William Hodding Carter III 1935 Board Member	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present)	N/A
Gordon J. Davis1 1941 Board Member	Partner in the law firm of Venable LLP since May 2012 Partner in the law firm of Dewey & LeBoeuf LLP until May 2012	Consolidated Edison, Inc., a utility company, Director (1997 - present) Phoenix Companies, Inc., a life insurance company, Director (2000 - present)
Joni Evans 1942 Board Member	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications Principal, Joni Evans Ltd. (publishing) (2006 – present)	N/A

1
Mr. Davis is deemed an "interested person" of the Acquiring Company, as defined in the 1940 Act, because his law firm provides legal services to the Acquiring Company.  None of the other Board members are "interested persons" of the Acquiring Company, as defined in the 1940 Act.

Ehud Houminer 1940 Board Member	Executive-in-Residence at the Columbia Business School, Columbia University (1992 – present)	Avnet Inc., an electronics distributor, Director (1993 - present)
Richard C. Leone 1940 Board Member
Senior Fellow and former President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
N/A
Hans C. Mautner 1937 Board Member
President – International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998 – 2010)
Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 –2010)
N/A
Robin A. Melvin 1963 Board Member	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - 2012)	N/A
Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company	N/A
John E. Zuccotti 1937 Board Member	Chairman of Brookfield Financial Properties, Inc. (1996 – present) Senior Counsel of Weil, Gotshal & Manges, LLP (1997 – present) Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2006 - present)

Each Board member of the Acquiring Company, as is the case with each Board member of the Trust, has been a Board member of other Dreyfus mutual funds for over fifteen years.  Additional information about each Board member of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Company believes has prepared them to be effective Board members.  The Board of the Acquiring Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board of the Acquiring Company, as does the Board of the Trust, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Company believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Acquiring Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel.  The Board of the Acquiring Company and its committees have the ability to engage other experts as appropriate.  The Acquiring Company's Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•
William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•
Gordon J. Davis – Mr. Davis became a partner in the law firm of Venable LLP in May 2012, where his practice involves complex real estate, land use development and related environmental matters.  Previously, Mr. Davis was a partner in the law firm of Dewey & LeBoeuf LLP until May 2012 and served as a Commissioner and member of the New York City Planning Commission and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•
Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•
Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•
Richard C. Leone – Mr. Leone currently serves as Senior Fellow of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Previously, Mr. Leone served as President of the Century Foundation.  Mr. Leone has also served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.  Mr. Leone also serves as a Director of Partnership for a Secure America.

•
Hans C. Mautner – Mr. Mautner served as a President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited from 1998 to 2010.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•
Robin A. Melvin – Ms. Melvin served as a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•
John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  Mr. Zuccotti's current board memberships include, in addition to Brookfield Financial Properties, Inc., Emigrant Savings Bank, Doris Duke Charitable Foundation and New York Private Bank & Trust. In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.).

[DREYFUS MARYLAND FUND]
[DREYFUS MINNESOTA FUND]
[DREYFUS OHIO FUND]

The undersigned shareholder of [Dreyfus Maryland Fund][Dreyfus Minnesota Fund][Dreyfus Ohio Fund] (the "Fund"), a series of Dreyfus State Municipal Bond Funds (the "Trust"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 10, 2012, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on Thursday, February 28, 2013, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the combined Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the combined Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Go to websitewww.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the combined Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Call1-877-907-7646.
3)	Follow the instructions.

To vote by Mail

1)	Read the combined Prospectus/Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS [MARYLAND/MINNESOTA/OHIO] FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class A and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A and Class C shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A and Class C shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and combined Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

COMBINED
STATEMENT OF ADDITIONAL INFORMATION

December 10, 2012

Acquisition of the Assets of

DREYFUS MARYLAND FUND
DREYFUS MINNESOTA FUND
DREYFUS OHIO FUND
(Each a Series of Dreyfus State Municipal Bond Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-DREYFUS

By and in Exchange for
Class A and Class C Shares of

DREYFUS AMT-FREE MUNICIPAL BOND FUND
(A Series of Dreyfus Municipal Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-DREYFUS

This combined Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Proxy Statement dated December 10, 2012 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund (each, a "Fund") in exchange for Class A and Class C shares of Dreyfus AMT-Free Municipal Bond Fund (the "Acquiring Fund").  With respect to each Fund, the transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This combined Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated January 1, 2012, as revised or amended February 1, 2012, April 1, 2012, May 1, 2012, September 1, 2012 and October 1, 2012.

2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2012.

3.	The Fund's Statement of Additional Information dated March 1, 2012, as revised or amended April 1, 2012, May 1, 2012, July 1, 2012 and September 1, 2012.

4.	The Funds' Annual Report for the fiscal year ended April 30, 2012.

5.	Pro forma financial statements for the combined Funds and Acquiring Fund as of August 31, 2012.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and each Fund's Annual Report, are incorporated herein by reference.  The combined Prospectus/Proxy Statement dated December 10, 2012 may be obtained by writing to the Funds or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the Acquiring Company's Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A, filed on December 28, 2011 (File No. 33-42162), as revised October 1, 2012 pursuant to a supplement filed on October 1, 2012 pursuant to Rule 497 under the Securities Act of 1933, as amended.  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended August 31, 2012, filed on October 31, 2012.

The Funds' Statement of Additional Information is incorporated herein by reference to the Trust's Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A, filed on August 28, 2012 (File No. 33-10238).  The financial statements of each Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended April 30, 2012, filed on June 29, 2012.

PRO FORMA FINANCIAL STATEMENTS

The Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, and the Board of Trustees of the Trust, on behalf of the Funds, have approved an Agreement and Plan of Reorganization pursuant to which each Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A and Class C shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund's Class A and Class C shares will then be distributed to the holders of the Fund's Class A and Class C shares, respectively, on a pro rata basis in liquidation of the Fund.

The unaudited pro forma statement of investments and statement of assets and liabilities set forth below reflect the financial position of the Acquiring Fund and each Fund on August 31, 2012.  The unaudited pro forma statement of operations set forth below reflects the results of operations of the Acquiring Fund and each Fund for the twelve months ended August 31, 2012.  These pro forma financial statements have been derived from each Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on September 1, 2011.  Actual results could differ from those estimates.

PRO FORMA STATEMENT OF INVESTMENTS
Dreyfus AMT-Free Municipal Bond Fund
August 31, 2012 (Unaudited)

			Dreyfus AMT-Free Municipal Bond Fund	Dreyfus State Municipal Bond Funds Dreyfus Maryland Fund	Dreyfus State Municipal Bond Funds Dreyfus Minnesota Fund	Dreyfus State Municipal Bond Funds Dreyfus Ohio Fund	Dreyfus AMT-Free Municipal Bond Fund Pro Forma Combined (**)	Dreyfus AMT-Free Municipal Bond Fund	Dreyfus State Municipal Bond Funds Dreyfus Maryland Fund	Dreyfus State Municipal Bond Dreyfus Funds Minnesota Fund	Dreyfus State Municipal Bond Funds Dreyfus Ohio Fund	Dreyfus AMT-Free Municipal Bond Fund Pro Forma Combined (**)

Long-Term Municipal	Coupon	Maturity
Investments--98.8%	Rate (%)	Date	Principal Amount ($)					Value ($)
Alabama--.3%
Birmingham Water Works Board,
Water Revenue	5.00	1/1/23	1,395,000				1,395,000	1,646,058				1,646,058
Jefferson County,
Limited Obligation School
Warrants	5.00	1/1/24	1,000,000				1,000,000	981,290				981,290
Arizona--.9%
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000				2,000,000	2,148,080				2,148,080
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,750,000				3,750,000	3,552,075				3,552,075
Salt River Project Agricultural
Improvement and Power
District, COP (Desert Basin
Independent Trust) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/18	2,700,000				2,700,000	2,837,214				2,837,214
Arkansas--.1%
Arkansas Development Finance
Authority, Construction
Revenue (Public Health
Laboratory Project) (Insured;
AMBAC)	5.00	12/1/17	1,025,000				1,025,000	1,073,236				1,073,236
California--6.1%
California,
Economic Recovery Bonds	5.00	7/1/20	3,000,000				3,000,000	3,653,370				3,653,370
California,
GO	5.25	10/1/16	295,000				295,000	296,168				296,168
California,
GO (Various Purpose)	5.25	3/1/30	2,500,000				2,500,000	2,878,000				2,878,000
California,
GO (Various Purpose)	5.75	4/1/31	6,700,000				6,700,000	7,913,705				7,913,705
California,
GO (Various Purpose)	5.50	11/1/35	3,575,000				3,575,000	4,196,728				4,196,728
California,
GO (Various Purpose)	6.00	11/1/35	3,000,000				3,000,000	3,635,580				3,635,580
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/42	5,000,000				5,000,000	5,463,300				5,463,300

California Statewide Communities
Development Authority, Revenue
(The Salk Institute for
Biological Studies) (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/24	1,880,000		1,880,000	2,035,363	2,035,363
Glendale Community College
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	8/1/21	1,520,000	a	1,520,000	1,112,306	1,112,306
Glendora Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/27	2,000,000	a	2,000,000	1,026,020	1,026,020
Los Angeles,
Wastewater System Revenue	5.75	6/1/34	2,500,000		2,500,000	2,992,575	2,992,575
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	3,500,000		3,500,000	4,141,445	4,141,445
Pajaro Valley Unified School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	1,500,000	a	1,500,000	814,650	814,650
Placer Union High School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/27	4,110,000	a	4,110,000	2,108,471	2,108,471
Sacramento County,
Airport System Senior Revenue	5.30	7/1/27	2,000,000		2,000,000	2,266,720	2,266,720
Sacramento County,
Airport System Senior Revenue	5.38	7/1/28	2,000,000		2,000,000	2,267,820	2,267,820
San Diego County Regional
Transportation Commission,
Sales Tax Revenue	5.00	4/1/20	1,000,000		1,000,000	1,245,760	1,245,760
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/27	3,280,000		3,280,000	3,847,046	3,847,046
San Juan Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.25	8/1/13	1,425,000	b	1,425,000	1,490,764	1,490,764
Tustin Unified School District
Community Facilities District
Number 97-1, Senior Lien
Special Tax Bonds (Insured;
Assured Guaranty Municipal
Corp.)	0.00	9/1/21	1,615,000	a	1,615,000	1,149,686	1,149,686
University of California Regents,
General Revenue	5.75	5/15/31	2,000,000		2,000,000	2,457,820	2,457,820
Walnut Valley Unified School
District, GO (Insured; FGIC)	6.50	8/1/19	1,765,000		1,765,000	1,810,466	1,810,466
West Sacramento Redevelopment
Agency, Tax Allocation Revenue
(West Sacramento Redevelopment
Project) (Insured; National
Public Finance Guarantee Corp.)	4.75	9/1/16	800,000		800,000	809,120	809,120

Colorado--1.0%
Black Hawk,
Device Tax Revenue	5.00	12/1/14	500,000	500,000	529,535	529,535
Black Hawk,
Device Tax Revenue	5.00	12/1/18	600,000	600,000	625,890	625,890
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,000,000	1,000,000	1,234,480	1,234,480
Colorado Health Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.25	10/1/33	1,200,000	1,200,000	1,422,312	1,422,312
E-470 Public Highway Authority,
Senior Revenue	5.38	9/1/26	1,000,000	1,000,000	1,090,490	1,090,490
E-470 Public Highway Authority,
Senior Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	9/1/24	2,000,000	2,000,000	2,186,820	2,186,820
Metro Wastewater Reclamation
District, Sewer Improvement
Revenue	5.00	4/1/17	2,000,000	2,000,000	2,388,540	2,388,540
Delaware--.3%
Delaware,
GO	5.00	10/1/16	2,500,000	2,500,000	2,955,825	2,955,825
District of Columbia--.1%
Metropolitan Washington Airports
Authority, Airport System
Revenue	5.00	10/1/35	4,000,000	4,000,000	4,498,520	4,498,520
Washington Metropolitan Area
Transit Authority, Gross
Revenue Transit Revenue	5.13	7/1/32	1,000,000	1,000,000	1,139,980	1,139,980
Florida--3.3%
Broward County,
Airport System Revenue	5.38	10/1/29	2,535,000	2,535,000	2,917,430	2,917,430
Broward County Educational
Facilities Authority,
Educational Facilities Revenue
(Nova Southeastern University
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.00	4/1/36	1,800,000	1,800,000	1,880,568	1,880,568
Citizens Property Insurance
Corporation, Coastal Account
Senior Secured Revenue	5.00	6/1/19	3,000,000	3,000,000	3,445,800	3,445,800
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.25	6/1/17	1,255,000	1,255,000	1,439,698	1,439,698
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.50	6/1/17	2,000,000	2,000,000	2,316,900	2,316,900
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/21	3,535,000	3,535,000	4,108,165	4,108,165

Florida Department of Corrections,
COP (Okeechobee Correctional
Institution) (Insured; AMBAC)	5.00	3/1/15	1,000,000		1,000,000	1,088,370	1,088,370
Florida Municipal Power Agency,
All-Requirements Power Supply
Project Revenue	6.25	10/1/31	3,260,000		3,260,000	3,956,988	3,956,988
Lee County,
Transportation Facilities
Revenue (Sanibel Bridges and
Causeway Project) (Insured;
CIFG)	5.00	10/1/22	1,820,000		1,820,000	1,968,694	1,968,694
Miami-Dade County Educational
Facilities Authority, Revenue
(University of Miami Issue)	5.75	4/1/28	1,250,000		1,250,000	1,412,450	1,412,450
Orlando-Orange County Expressway
Authority, Revenue	5.00	7/1/30	2,620,000		2,620,000	3,009,908	3,009,908
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	1,000,000		1,000,000	1,099,420	1,099,420
University of Central Florida,
COP (University of Central
Florida Convocation
Corporation Master Lease
Program) (Insured; National
Public Finance Guarantee Corp.)	5.00	10/1/18	1,765,000		1,765,000	1,845,378	1,845,378
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC) (Prerefunded)	5.38	12/1/12	1,525,000	b	1,525,000	1,544,856	1,544,856
Georgia--2.7%
Atlanta,
Airport General Revenue	5.00	1/1/20	5,000,000		5,000,000	6,061,950	6,061,950
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	1,640,000		1,640,000	2,037,536	2,037,536
Atlanta,
Water and Wastewater Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	11/1/18	1,200,000		1,200,000	1,490,316	1,490,316
Carrollton Payroll Development
Authority, RAC (University of
West Georgia Athletic Complex,
LLC Project)	6.25	6/15/34	3,895,000		3,895,000	4,475,822	4,475,822
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured; Assured
Guaranty Municipal Corp.)	5.63	6/15/38	2,000,000		2,000,000	2,214,780	2,214,780
Gwinnett County School District,
GO Sales Tax Bonds	4.00	10/1/16	2,875,000		2,875,000	3,273,072	3,273,072

Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.00	1/1/21	5,000,000	5,000,000	6,062,650	6,062,650
Savannah Economic Development
Authority, Revenue (Armstrong
Atlantic State University
Student Union, LLC Project)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	6/15/32	1,240,000	1,240,000	1,353,274	1,353,274
Idaho--1.0%
Boise-Kuna Irrigation District,
Revenue (Arrowrock
Hydroelectric Project)	7.38	6/1/40	5,600,000	5,600,000	6,620,152	6,620,152
Idaho Health Facilities Authority,
Revenue (Trinity Health Credit
Group)	6.13	12/1/28	2,500,000	2,500,000	2,986,900	2,986,900
Illinois--4.1%
Chicago,
General Airport Third Lien
Revenue (Chicago O'Hare
International Airport)
(Insured; AMBAC)	5.00	1/1/19	2,400,000	2,400,000	2,664,216	2,664,216
Chicago,
General Airport Third Lien
Revenue (Chicago O'Hare
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	1/1/17	3,580,000	3,580,000	4,202,813	4,202,813
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/17	2,500,000	2,500,000	2,730,950	2,730,950
Chicago Board of Education,
Unlimited Tax GO (Dedicated
Revenues)	5.25	12/1/25	2,500,000	2,500,000	2,868,600	2,868,600
Huntley,
Special Service Area Number
Nine, Special Tax Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.10	3/1/28	3,500,000	3,500,000	3,811,080	3,811,080
Illinois,
GO	5.00	8/1/24	1,000,000	1,000,000	1,127,600	1,127,600
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group) (Insured;
AMBAC)	6.00	2/1/28	750,000	750,000	838,822	838,822
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group) (Insured;
AMBAC)	6.25	2/1/33	500,000	500,000	563,480	563,480
Illinois Finance Authority,
Revenue (Sherman Health
Systems)	5.50	8/1/37	1,000,000	1,000,000	1,080,910	1,080,910

Illinois Finance Authority,
Revenue (The Carle Foundation)	5.00	8/15/16	2,200,000		2,200,000	2,418,966		2,418,966
Illinois Health Facilities
Authority, Revenue
(Delnor-Community Hospital)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	5/15/27	6,000,000		6,000,000	6,584,340		6,584,340
Metropolitan Pier and Exposition
Authority, Revenue (McCormick
Place Expansion Project)	5.00	6/15/42	3,500,000		3,500,000	3,907,190		3,907,190
Railsplitter Tobacco Settlement
Authority, Tobacco Settlement
Revenue	5.50	6/1/23	3,100,000		3,100,000	3,622,195		3,622,195
Railsplitter Tobacco Settlement
Authority, Tobacco Settlement
Revenue	6.00	6/1/28	3,600,000		3,600,000	4,227,120		4,227,120
Kansas--.2%
Kansas Development Finance
Authority, Revenue (Lifespace
Communities, Inc.)	5.00	5/15/30	1,500,000		1,500,000	1,592,910		1,592,910
Kentucky--.1%
Barbourville,
Educational Facilities First
Mortgage Revenue (Union
College Energy Conservation
Project)	5.25	9/1/26	1,000,000		1,000,000	1,026,990		1,026,990
Louisiana--.5%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.50	8/1/29	2,500,000		2,500,000	2,940,825		2,940,825
New Orleans Aviation Board,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000		2,000,000	2,394,000		2,394,000
Maine--.2%
Maine Health and Higher
Educational Facilities
Authority, Revenue
(MaineGeneral Medical Center
Issue)	7.50	7/1/32	1,250,000		1,250,000	1,556,413		1,556,413
Maryland--15.3%
Anne Arundel County,
Consolidated General
Improvements GO (**)	5.00	4/1/19		1,575,000	1,575,000		1,953,866	1,953,866
Anne Arundel County,
EDR (Anne Arundel Community
College Project)	5.00	9/1/17		2,255,000	2,255,000		2,300,100	2,300,100
Baltimore,
Consolidated Public
Improvement GO	5.00	10/15/24		1,480,000	1,480,000		1,814,332	1,814,332
Baltimore,
Project Revenue (Wastewater
Projects)	5.00	7/1/23		1,000,000	1,000,000		1,237,220	1,237,220

Baltimore,
Project Revenue (Wastewater
Projects) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/22		630,000	630,000		753,543	753,543
Baltimore,
Subordinate Project Revenue
(Water Projects)	5.75	7/1/39		750,000	750,000		883,388	883,388
Harford County,
MFHR (Affinity Old Post
Apartments Projects)
(Collateralized; GNMA)	5.00	11/20/25		1,460,000	1,460,000		1,526,284	1,526,284
Howard County,
COP (**)	8.15	2/15/20		605,000	605,000		882,822	882,822
Howard County,
Consolidated Public
Improvement Project GO	5.00	8/15/17	2,000,000		2,000,000	2,421,840		2,421,840
Hyattsville,
Special Obligation Revenue
(University Town Center
Project)	5.60	7/1/24	1,500,000		1,500,000	1,546,215		1,546,215
Hyattsville,
Special Obligation Revenue
(University Town Center
Project)	5.75	7/1/34		3,000,000	3,000,000		3,053,310	3,053,310
Maryland,
GO (State and Local Facilities
Loan)	5.00	3/15/20		2,000,000	2,000,000		2,467,380	2,467,380
Maryland,
GO (State and Local Facilities
Loan)	5.00	8/1/20	2,500,000		2,500,000	3,105,650		3,105,650
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	520,000	625,000	1,145,000	520,972	626,169	1,147,141
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue (*)	5.38	9/1/22		830,000	830,000		831,403	831,403
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue (*)	4.85	9/1/47		4,175,000	4,175,000		4,285,429	4,285,429
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/14	1,295,000		1,295,000	1,300,439		1,300,439
Maryland Economic Development
Corporation, EDR (Terminal
Project)	5.75	6/1/35		2,000,000	2,000,000		2,189,540	2,189,540

Maryland Economic Development
Corporation, EDR
(Transportation Facilities
Project)	5.75	6/1/35	1,000,000	1,000,000	1,093,600	1,093,600
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; Assured
Guaranty Municipal Corp.) (*)	5.50	6/1/16	2,620,000	2,620,000	2,694,277	2,694,277
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; Assured
Guaranty Municipal Corp.) (*)	5.50	6/1/18	2,535,000	2,535,000	2,603,800	2,603,800
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; Assured
Guaranty Municipal Corp.) (*)	5.38	6/1/19	7,000,000	7,000,000	7,183,470	7,183,470
Maryland Economic Development
Corporation, LR (Maryland
Public Health Laboratory
Project)	5.00	6/1/20	1,000,000	1,000,000	1,235,620	1,235,620
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project) (**)	5.25	9/15/16	2,740,000	2,740,000	2,750,850	2,750,850
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000	2,500,000	3,041,400	3,041,400
Maryland Economic Development
Corporation, Port Facilities
Revenue (CNX Marine Terminals
Inc. Port of Baltimore
Facility) (**)	5.75	9/1/25	2,000,000	2,000,000	2,172,000	2,172,000
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Projects) (**)	5.75	6/1/33	1,000,000	1,000,000	1,096,830	1,096,830
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA) (**)	5.88	7/1/21	1,615,000	1,615,000	1,618,941	1,618,941
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA) (**)	6.00	7/1/33	1,750,000	1,750,000	1,750,245	1,750,245
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Anne
Arundel Health System Issue) (**)	5.00	7/1/32	1,000,000	1,000,000	1,089,470	1,089,470

Maryland Health and Higher
Educational Facilities
Authority, Revenue (Anne
Arundel Health System Issue)	6.75	7/1/39	2,500,000	2,500,000	3,027,900	3,027,900
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
Hospital Center Issue) (**)	5.00	7/1/37	500,000	500,000	548,610	548,610
Maryland Health and Higher
Educational Facilities
Authority, Revenue
(Charlestown Community Issue)	6.13	1/1/30	1,250,000	1,250,000	1,447,625	1,447,625
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Goucher
College Issue) (**)	5.00	7/1/34	1,000,000	1,000,000	1,130,510	1,130,510
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Greater
Baltimore Medical Center Issue)	5.38	7/1/26	1,500,000	1,500,000	1,715,115	1,715,115
Maryland Health and Higher
Educational Facilities
Authority, Revenue (MedStar
Health Issue) (*)	5.00	8/15/41	500,000	500,000	553,375	553,375
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Mercy
Medical Center Issue) (**)	5.00	7/1/31	500,000	500,000	549,470	549,470
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Mercy
Medical Center Issue) (**)	5.50	7/1/42	1,000,000	1,000,000	1,060,540	1,060,540
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue)	5.00	7/1/26	1,630,000	1,630,000	1,729,234	1,729,234
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue) (**)	5.00	7/1/36	2,100,000	2,100,000	2,217,012	2,217,012
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The Johns
Hopkins Health System
Obligated Group Issue) (**)	5.00	5/15/26	1,000,000	1,000,000	1,185,950	1,185,950
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The Johns
Hopkins Health System
Obligated Group Issue)	5.00	7/1/29	1,000,000	1,000,000	1,198,870	1,198,870
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The Johns
Hopkins Health System
Obligated Group Issue)	5.00	5/15/40	4,945,000	4,945,000	5,475,351	5,475,351

Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue) (Insured; National
Public Finance Guarantee Corp.)	7.00	7/1/22		4,350,000		4,350,000		5,354,589	5,354,589
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Upper
Chesapeake Hospitals Issue)	6.00	1/1/38		3,005,000		3,005,000		3,383,780	3,383,780
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.25	7/1/18		500,000	d	500,000		199,990	199,990
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.50	7/1/38		3,540,000	d	3,540,000		1,415,929	1,415,929
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
County Hospital Issue) (**)	5.75	1/1/38		2,500,000		2,500,000		2,667,900	2,667,900
Maryland Industrial Development
Financing Authority, EDR (Our
Lady of Good Counsel High
School Facility)	6.00	5/1/35		1,600,000		1,600,000		1,678,016	1,678,016
Maryland Transportation Authority,
Passenger Facility Charge
Revenue (Baltimore/Washington
International Thurgood
Marshall Airport) (**)	5.00	6/1/22		2,345,000		2,345,000		2,795,217	2,795,217
Maryland Transportation Authority,
Transportation Facilities
Projects Revenue	5.00	7/1/25		2,000,000		2,000,000		2,482,700	2,482,700
Montgomery County,
Consolidated Public
Improvement GO (**)	5.00	7/1/20	4,700,000	1,455,000		6,155,000	5,963,031	1,846,002	7,809,033
Montgomery County,
Consolidated Public
Improvement GO	5.00	7/1/21	1,500,000			1,500,000	1,837,230		1,837,230
Montgomery County,
Revenue (Trinity Health Credit
Group Issue) (**)	5.00	12/1/40		1,000,000		1,000,000		1,119,700	1,119,700
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.50	7/1/27		1,475,000		1,475,000		1,492,390	1,492,390
Montgomery County Housing
Opportunities Commission, SFMR	0.00	7/1/28		24,000,000	a	24,000,000		9,947,040	9,947,040

Montgomery County Housing
Opportunities Commission, SFMR (*)	0.00	7/1/33			3,060,000	a	3,060,000		912,064	912,064
Montgomery County Housing
Opportunities Commission, SFMR (*)	5.00	7/1/36			1,595,000		1,595,000		1,638,751	1,638,751
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured;
AMBAC) (*)	5.50	4/1/15			7,000,000		7,000,000		7,167,860	7,167,860
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured;
AMBAC) (*)	5.50	4/1/16			8,000,000		8,000,000		8,191,840	8,191,840
Prince Georges County,
Special Obligation Revenue
(National Harbor Project)	5.20	7/1/34			3,000,000		3,000,000		3,070,650	3,070,650
University System of Maryland,
Auxiliary Facility and Tuition
Revenue (**)	5.00	4/1/26			1,000,000		1,000,000		1,218,160	1,218,160
Washington Metropolitan Area
Transit Authority, Gross
Transit Revenue	5.25	7/1/29			1,750,000		1,750,000		2,036,772	2,036,772
Massachusetts--3.3%
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/27	5,000,000				5,000,000	5,669,550		5,669,550
Massachusetts Development Finance
Agency, Revenue (Brandeis
University Issue)	5.00	10/1/25	2,175,000				2,175,000	2,503,838		2,503,838
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	6.25	1/1/27	2,250,000				2,250,000	2,694,668		2,694,668
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	10/15/35	1,750,000				1,750,000	2,057,230		2,057,230
Massachusetts Water Resources
Authority, General Revenue	5.00	8/1/42	2,500,000				2,500,000	2,899,325		2,899,325
Metropolitan Boston Transit
Parking Corporation,
Systemwide Senior Lien Parking
Revenue	5.00	7/1/23	2,000,000				2,000,000	2,415,160		2,415,160
Michigan--6.2%
Brighton Area Schools,
GO - Unlimited Tax (Insured;
AMBAC)	0.00	5/1/14	8,000,000	a			8,000,000	7,863,120		7,863,120
Brighton Area Schools,
GO - Unlimited Tax (Insured;
AMBAC)	0.00	5/1/20	1,055,000	a			1,055,000	857,757		857,757
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	1,500,000				1,500,000	1,798,875		1,798,875

Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,000,000		1,000,000	1,259,540	1,259,540
Detroit Community High School,
Public School Academy Revenue	5.65	11/1/25	1,170,000		1,170,000	956,767	956,767
Detroit Community High School,
Public School Academy Revenue	5.75	11/1/35	1,215,000		1,215,000	914,287	914,287
Detroit School District,
School Building and Site
Improvement Bonds (GO -
Unlimited Tax) (Insured; FGIC)	6.00	5/1/20	1,000,000		1,000,000	1,242,140	1,242,140
Detroit Water and Sewerage
Department, Senior Lien Sewage
Disposal System Revenue	5.25	7/1/39	2,500,000		2,500,000	2,666,975	2,666,975
Huron Valley School District,
GO Unlimited Tax (Insured;
National Public Finance
Guarantee Corp.)	0.00	5/1/18	6,270,000	a	6,270,000	5,544,749	5,544,749
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	3,000,000		3,000,000	3,290,340	3,290,340
Kent County,
Airport Revenue (Gerald R.
Ford International Airport)	5.00	1/1/26	4,555,000		4,555,000	5,012,869	5,012,869
Kent Hospital Finance Authority,
Revenue (Spectrum Health
System)	5.50	11/15/25	2,500,000		2,500,000	2,978,300	2,978,300
Lansing Board of Water and Light,
Utility System Revenue	5.50	7/1/41	2,500,000		2,500,000	2,965,725	2,965,725
Michigan Finance Authority,
Unemployment Obligation
Assessment Revenue	5.00	7/1/22	7,500,000		7,500,000	8,598,525	8,598,525
Michigan Public Educational
Facilities Authority, LOR
(Nataki Talibah Schoolhouse of
Detroit Project)	6.50	10/1/30	3,040,000		3,040,000	3,042,371	3,042,371
Monroe County Economic Development
Corporation, LOR (Detroit
Edison Company Project)
(Insured; National Public
Finance Guarantee Corp.)	6.95	9/1/22	2,000,000		2,000,000	2,698,760	2,698,760
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	3,700,000		3,700,000	4,434,931	4,434,931
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital Obligated
Group)	6.25	9/1/14	1,500,000		1,500,000	1,639,710	1,639,710

Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport)	5.00	12/1/22	3,000,000			3,000,000	3,464,400		3,464,400
Minnesota--11.9%
Andover Economic Development
Authority, Public Facility LR
(City of Andover Community
Center) (**)	5.20	2/1/34		885,000		885,000		937,507	937,507
Andover Economic Development
Authority, Public Facility LR
(City of Andover Community
Center) (**)	5.20	2/1/34		615,000		615,000		651,488	651,488
Blooming Prairie Independent
School District Number 756, GO
School Building Bonds
(Minnesota School District
Credit Enhancement Program)
(Insured; National Public
Finance Guarantee Corp.)	4.75	1/1/27		1,400,000		1,400,000		1,532,482	1,532,482
Columbia Heights,
MFHR (Crest View Opportunity
Neighborhood Development
Corporation 1 Project)
(Collateralized; GNMA)
(Prerefunded)	6.63	10/20/12		1,450,000	b	1,450,000		1,535,245	1,535,245
Coon Rapids,
Multifamily Rental Housing
Revenue (GNMA Collateralized
Mortgage Loan - Mississippi
View Apartments Project)
(Collateralized; FHA) (*)	4.95	10/20/41		2,700,000		2,700,000		2,702,565	2,702,565
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA) (*)	5.30	12/1/39		388,871		388,871		414,700	414,700
Hennepin County,
Second Lien Sales Tax Revenue
(Ballpark Project) (**)	5.00	12/15/29		1,500,000		1,500,000		1,731,825	1,731,825
Hutchinson,
Public Utility Revenue	5.00	12/1/22		200,000		200,000		245,810	245,810
Lakeville Independent School
District Number 194, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program) (Insured;
FGIC)	5.50	2/1/24		5,700,000		5,700,000		5,811,948	5,811,948
Mahtomedi Independent School
District Number 832, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program) (Insured;
National Public Finance
Guarantee Corp.) (**)	0.00	2/1/17		1,275,000	a	1,275,000		1,213,315	1,213,315

Metropolitan Council
(Minneapolis-Saint Paul
Metropolitan Area) GO
Wastewater Revenue	5.00	9/1/22	2,500,000		2,500,000	3,229,675	3,229,675
Metropolitan Council
(Minneapolis-Saint Paul
Metropolitan Area) GO
Wastewater Revenue	5.00	9/1/23	2,000,000		2,000,000	2,561,820	2,561,820
Metropolitan Council
(Minneapolis-Saint Paul
Metropolitan Area) GO
Wastewater Revenue	5.00	9/1/25	2,000,000		2,000,000	2,532,040	2,532,040
Minneapolis,
GO (**)	0.00	12/1/14	1,825,000	a	1,825,000	1,807,170	1,807,170
Minneapolis,
Health Care System Revenue
(Fairview Health Services)
(Insured; Assured Guaranty
Municipal Corp.)	6.50	11/15/38	3,000,000		3,000,000	3,587,520	3,587,520
Minneapolis,
Tax Increment Revenue (Saint
Anthony Falls Project)	5.75	2/1/27	1,000,000		1,000,000	1,005,880	1,005,880
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facilities Revenue
(Childrens's Health Care) (**)	5.25	8/15/35	1,000,000		1,000,000	1,142,590	1,142,590
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/18	1,000,000		1,000,000	1,048,070	1,048,070
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/20	2,290,000		2,290,000	2,400,080	2,400,080
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care System Revenue
(Allina Health System) (**)	5.25	11/15/29	1,000,000		1,000,000	1,116,960	1,116,960
Minneapolis and Saint Paul
Metropolitan Airports
Commission, Senior Airport
Revenue (*)	5.00	1/1/22	2,000,000		2,000,000	2,267,940	2,267,940
Minneapolis and Saint Paul
Metropolitan Airports
Commission, Subordinate
Airport Revenue (Insured;
AMBAC) (*)	5.00	1/1/25	2,140,000		2,140,000	2,222,668	2,222,668

Minnesota,
911 Revenue (Public Safety
Radio Communications System
Project)	5.00	6/1/25	1,000,000	1,000,000	1,170,130	1,170,130
Minnesota,
GO (Various Purpose)	5.00	8/1/25	2,500,000	2,500,000	3,149,775	3,149,775
Minnesota,
Retirement System Building
Revenue	6.00	6/1/30	1,475,000	1,475,000	1,475,723	1,475,723
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems) (**)	6.38	11/15/29	150,000	150,000	150,311	150,311
Minnesota Higher Education
Facilities Authority, Revenue
(Carleton College)	5.00	3/1/30	1,000,000	1,000,000	1,144,290	1,144,290
Minnesota Higher Education
Facilities Authority, Revenue
(College of Saint Scholastica,
Inc.) (**)	5.13	12/1/40	750,000	750,000	807,248	807,248
Minnesota Higher Education
Facilities Authority, Revenue
(Gustavus Adolphus College) (**)	5.00	10/1/31	750,000	750,000	845,317	845,317
Minnesota Higher Education
Facilities Authority, Revenue
(Macalester College)	5.00	6/1/35	1,635,000	1,635,000	1,888,278	1,888,278
Minnesota Higher Education
Facilities Authority, Revenue
(Saint Olaf College) (**)	5.00	10/1/21	1,000,000	1,000,000	1,186,820	1,186,820
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas) (**)	5.00	4/1/29	1,000,000	1,000,000	1,090,620	1,090,620
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas) (**)	5.00	10/1/29	1,500,000	1,500,000	1,702,920	1,702,920
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas) (**)	5.00	10/1/39	1,700,000	1,700,000	1,901,093	1,901,093
Minnesota Housing Finance Agency,
Residential Housing Finance
Revenue (*)	4.65	7/1/22	2,090,000	2,090,000	2,193,413	2,193,413
Minnesota Housing Finance Agency,
Residential Housing Finance
Revenue (*)	4.85	7/1/31	1,970,000	1,970,000	2,026,697	2,026,697
Minnesota Housing Finance Agency,
Residential Housing Finance
Revenue (*)	5.10	7/1/38	1,790,000	1,790,000	1,856,355	1,856,355
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/37	2,000,000	2,000,000	2,174,940	2,174,940
Minnesota Office of Higher
Education, Supplemental
Student Loan Program Revenue	5.00	11/1/29	1,750,000	1,750,000	1,972,722	1,972,722

Northern Municipal Power Agency,
Electric System Revenue	5.00	1/1/20	2,500,000		2,500,000	3,029,075	3,029,075
Northfield,
HR (**)	5.38	11/1/31	1,240,000		1,240,000	1,297,263	1,297,263
Olmsted County,
GO Crossover Bonds	5.00	2/1/21	750,000		750,000	953,153	953,153
Ramsey,
LR (Pact Charter School
Project)	6.75	12/1/33	1,000,000		1,000,000	1,037,390	1,037,390
Rochester,
GO Waste Water Revenue	5.00	2/1/22	1,500,000		1,500,000	1,916,730	1,916,730
Rochester,
GO Waste Water Revenue	5.00	2/1/24	1,795,000		1,795,000	2,257,015	2,257,015
Rochester,
Health Care Facilities Revenue
(Mayo Clinic) (**)	4.50	11/15/21	1,000,000		1,000,000	1,214,650	1,214,650
Rochester,
Health Care Facilities Revenue
(Mayo Clinic) (**)	5.00	11/15/38	1,000,000		1,000,000	1,159,680	1,159,680
Rosemount-Apple Valley-Eagan
Independent School District
Number 196, GO School Building
Bonds (Minnesota School
District Credit Enhancement
Program) (Insured; National
Public Finance Guarantee Corp.) (**)	0.00	4/1/14	2,960,000	a	2,960,000	2,941,559	2,941,559
Saint Cloud,
Health Care Revenue
(CentraCare Health System) (**)	5.13	5/1/30	1,000,000		1,000,000	1,104,500	1,104,500
Saint Cloud,
Health Care Revenue
(CentraCare Health System
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.50	5/1/39	2,000,000		2,000,000	2,222,340	2,222,340
Saint Louis Park,
Health Care Facilities Revenue
(Park Nicollet Health Services)	5.75	7/1/30	1,000,000		1,000,000	1,121,380	1,121,380
Saint Louis Park,
Health Care Facilities Revenue
(Park Nicollet Health Services)	5.75	7/1/39	3,000,000		3,000,000	3,372,990	3,372,990
Saint Paul Housing and
Redevelopment Authority, MFHR
(Wellington Project)
(Collateralized; FHLMC)	5.10	2/1/24	2,000,000		2,000,000	2,003,820	2,003,820
Saint Paul Housing and
Redevelopment Authority,
Parking Revenue (Parking
Facilities Project)	5.00	8/1/35	650,000		650,000	714,285	714,285
Saint Paul Housing and
Redevelopment Authority,
Recreational Facility LR
(Jimmy Lee Recreational Center)	5.00	12/1/32	750,000		750,000	811,148	811,148

Saint Paul Port Authority,
Revenue (Amherst H. Wilder
Foundation Project)	5.00	12/1/29			2,000,000		2,000,000		2,241,400	2,241,400
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	1/1/25			4,505,000	a	4,505,000		2,981,454	2,981,454
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	1/1/26			4,625,000	a	4,625,000		2,917,728	2,917,728
Tobacco Securitization Authority
of Minnesota, Tobacco
Settlement Revenue Bonds	5.25	3/1/31			2,500,000		2,500,000		2,826,200	2,826,200
Todd, Morrison, Cass and Wadena
Counties United Hospital
District, Health Care Facility
Revenue (Lakewood Health
System) (**)	5.00	12/1/21			1,000,000		1,000,000		1,061,490	1,061,490
University of Minnesota Regents,
GO	5.00	12/1/24			1,000,000		1,000,000		1,249,200	1,249,200
University of Minnesota Regents,
GO	5.00	12/1/36			1,500,000		1,500,000		1,766,550	1,766,550
Vadnais Heights Economic
Development Authority,
Recovery Zone Facility LR
(Community and Recreational
Sports Facilities Project)	5.25	2/1/41			2,460,000		2,460,000		1,482,494	1,482,494
Washington County Housing and
Redevelopment Authority,
Annual Appropriation Limited
Tax and Gross Revenue
(Insured; National Public
Finance Guarantee Corp.) (**)	5.50	2/1/32			610,000		610,000		611,232	611,232
Western Minnesota Municipal Power
Agency, Power Supply Revenue	5.00	1/1/30			1,000,000		1,000,000		1,205,650	1,205,650
Willmar,
GO, HR (Rice Memorial Hospital
Project)	5.00	2/1/24			1,000,000		1,000,000		1,213,360	1,213,360
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group) (**)	5.15	7/1/31			1,500,000		1,500,000		1,570,410	1,570,410
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group) (**)	5.00	7/1/34			500,000		500,000		525,280	525,280
Mississippi--.1%
Mississippi Development Bank,
Special Obligation Revenue
(Waveland, GO Public
Improvement Bond Project)
(Insured; AMBAC) (Prerefunded)	5.00	11/1/14	1,315,000	b			1,315,000	1,447,710		1,447,710

Missouri--.6%
Curators of the University of
Missouri, System Facilities
Revenue	5.00	11/1/19	2,500,000		2,500,000	3,118,950	3,118,950
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.25	12/1/16	375,000		375,000	376,114	376,114
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.38	12/1/18	580,000		580,000	592,458	592,458
Saint Louis County,
Annual Appropriation-Supported
Tax Increment Revenue (Lambert
Airport Eastern Perimeter
Redevelopment Project)
(Insured; AMBAC) (Prerefunded)	5.00	2/15/16	1,265,000	b	1,265,000	1,460,240	1,460,240
Nevada--.3%
Las Vegas Valley Water District,
Limited Tax GO (Additionally
Secured by Southern Nevada
Water Authority Pledged
Revenues)	5.00	6/1/42	2,500,000		2,500,000	2,817,300	2,817,300
New Jersey--.9%
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.25	12/15/19	3,000,000		3,000,000	3,718,080	3,718,080
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.50	6/15/31	1,250,000		1,250,000	1,488,200	1,488,200
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	65,000		65,000	78,176	78,176
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	185,000		185,000	221,748	221,748
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	1,455,000		1,455,000	1,396,829	1,396,829
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.63	6/1/26	2,140,000		2,140,000	1,962,765	1,962,765
New York--2.9%
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	5,000,000		5,000,000	6,056,350	6,056,350
Metropolitan Transportation
Authority, Dedicated Tax Fund
Revenue	5.00	11/15/32	1,850,000		1,850,000	2,175,730	2,175,730
Metropolitan Transportation
Authority, Transportation
Revenue	5.25	11/15/28	2,500,000		2,500,000	2,917,225	2,917,225
New York City,
GO	5.00	8/1/28	1,000,000		1,000,000	1,167,890	1,167,890

New York City,
GO	5.00	10/1/36	2,500,000		2,500,000	2,855,400	2,855,400
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.00	6/15/34	2,500,000		2,500,000	2,890,975	2,890,975
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	2/1/24	3,000,000		3,000,000	3,644,700	3,644,700
New York State Urban Development
Corporation, State Personal
Income Tax Revenue (General
Purpose)	5.00	3/15/17	3,260,000		3,260,000	3,861,274	3,861,274
New York State Urban Development
Corporation, State Personal
Income Tax Revenue (General
Purpose)	5.00	3/15/17	2,135,000		2,135,000	2,528,779	2,528,779
North Carolina--2.0%
Durham,
Water and Sewer Utility System
Revenue	5.25	6/1/21	1,620,000		1,620,000	2,076,289	2,076,289
Durham County,
GO Public Improvement Bonds
(Prerefunded)	5.00	6/1/16	1,000,000	b	1,000,000	1,167,650	1,167,650
Iredell County,
COP (Iredell County School
Projects) (Insured; AMBAC)	5.00	6/1/26	1,000,000		1,000,000	1,087,090	1,087,090
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.00	1/1/22	1,000,000		1,000,000	1,294,050	1,294,050
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cleveland
County HealthCare System
Project) (Insured; AMBAC)	5.25	7/1/19	1,135,000		1,135,000	1,185,973	1,185,973
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (University
Health Systems of Eastern
Carolina)	6.25	12/1/33	1,750,000		1,750,000	2,053,870	2,053,870
North Carolina Medical Care
Commission, HR (Southeastern
Regional Medical Center)	6.25	6/1/29	2,000,000		2,000,000	2,003,940	2,003,940
North Carolina Medical Care
Commission, HR (Wilson
Memorial Hospital Project)
(Insured; AMBAC)	0.00	11/1/16	3,055,000	a	3,055,000	2,738,533	2,738,533
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Givens Estates
Project) (Prerefunded)	6.50	7/1/13	1,000,000	b	1,000,000	1,062,630	1,062,630

Oak Island,
Enterprise System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/1/34	1,000,000		1,000,000	1,165,740		1,165,740
Orange Water and Sewer Authority,
Water and Sewer System Revenue	5.00	7/1/31	1,000,000		1,000,000	1,126,300		1,126,300
Raleigh,
Combined Enterprise System
Revenue	5.00	3/1/31	1,175,000		1,175,000	1,310,748		1,310,748
University of North Carolina,
System Pool Revenue (Pool
General Trust Indenture of the
Board of Governors of The
University of North Carolina)	5.00	10/1/34	1,000,000		1,000,000	1,141,480		1,141,480
Ohio--13.5%
Akron,
GO (**)	6.00	12/1/12		345,000	345,000		350,009	350,009
Allen County,
Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.25	9/1/27		2,500,000	2,500,000		2,873,475	2,873,475
American Municipal Power, Inc.,
Revenue (American Municipal
Power Fremont Energy Center
Project) (**)	5.00	2/15/21		375,000	375,000		455,220	455,220
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/16		700,000	700,000		719,187	719,187
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/21		730,000	730,000		781,669	781,669
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/25		500,000	500,000		519,665	519,665
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/30		400,000	400,000		408,032	408,032
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/35		1,000,000	1,000,000		1,009,270	1,009,270
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds (**)	5.13	6/1/24		2,475,000	2,475,000		2,100,978	2,100,978
Butler County,
Hospital Facilities Revenue
(Kettering Health Network
Obligated Group Project)	6.38	4/1/36		2,000,000	2,000,000		2,417,280	2,417,280

Butler County,
Hospital Facilities Revenue
(UC Health) (**)	5.50	11/1/40	1,500,000	2,000,000		3,500,000	1,633,005	2,177,340	3,810,345
Cincinnati,
EDR (Baldwin 300 Project)	5.00	11/1/28		2,565,000		2,565,000		2,858,641	2,858,641
Cincinnati,
Water System Revenue	5.00	12/1/23		2,275,000		2,275,000		2,820,704	2,820,704
Cincinnati State Technical and
Community College, General
Receipts Bonds (Insured;
AMBAC) (Prerefunded)	5.25	10/1/13		2,375,000	b	2,375,000		2,500,851	2,500,851
Cleveland,
Airport System Revenue	5.00	1/1/20		1,500,000		1,500,000		1,718,955	1,718,955
Cleveland,
Airport System Revenue	5.00	1/1/31		1,000,000		1,000,000		1,097,210	1,097,210
Cleveland State University,
General Receipts Bonds (**)	5.00	6/1/18		1,170,000		1,170,000		1,398,103	1,398,103
Cleveland,
Waterworks Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	1/1/21		8,000,000		8,000,000		10,107,680	10,107,680
Cleveland-Cuyahoga County Port
Authority, Cultural Facility
Revenue (The Cleveland Museum
of Art Project)	5.00	10/1/22		2,500,000		2,500,000		3,023,350	3,023,350
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights -
Public Parking Garage Project)	7.00	12/1/18		1,245,000		1,245,000		1,272,315	1,272,315
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights -
Public Parking Garage Project)	7.35	12/1/31		3,655,000		3,655,000		3,716,550	3,716,550
Columbus,
Limited Tax GO (**)	5.00	7/15/14		1,270,000		1,270,000		1,381,659	1,381,659
Cuyahoga Community College
District, General Receipts
Bonds	5.00	8/1/25		2,500,000		2,500,000		2,905,600	2,905,600
Franklin County,
Hospital Facilities Revenue
(OhioHealth Corporation) (**)	5.00	11/15/20		700,000		700,000		846,335	846,335
Franklin County,
Hospital Improvement Revenue
(Nationwide Children's
Hospital Project) (**)	5.00	11/1/34		3,850,000		3,850,000		4,227,146	4,227,146
Hamilton County,
Sales Tax Revenue (Insured;
AMBAC) (**)	0.00	12/1/27		10,000,000	a	10,000,000		5,246,300	5,246,300
Hancock County,
Hospital Facilities Revenue
(Blanchard Valley Regional
Health Center)	5.00	12/1/21		1,500,000		1,500,000		1,683,750	1,683,750

Hilliard City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.) (**)	0.00	12/1/13		1,655,000	a	1,655,000		1,644,094	1,644,094
Hilliard City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.) (**)	0.00	12/1/14		1,655,000	a	1,655,000		1,627,792	1,627,792
Kent State University,
General Receipts Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.00	5/1/25		2,000,000		2,000,000		2,324,540	2,324,540
Lucas County,
HR (ProMedica Healthcare
Obligated Group)	5.75	11/15/31		1,200,000		1,200,000		1,442,796	1,442,796
Maple Heights City School District
Board of Education, COP (Wylie
Athletic Complex Project)	6.00	11/1/28	1,150,000			1,150,000	1,272,211		1,272,211
Massillon City School District,
GO (Various Purpose
Improvement) (Insured;
National Public Finance
Guarantee Corp.) (Prerefunded) (**)	5.00	12/1/12		1,150,000	b	1,150,000		1,163,904	1,163,904
Miami University,
General Receipts Revenue Bonds	5.00	9/1/22		2,140,000		2,140,000		2,635,667	2,635,667
Montgomery County,
Revenue (Miami Valley Hospital)	6.25	11/15/33	2,000,000	2,500,000		4,500,000	2,132,540	2,665,675	4,798,215
Ohio,
Common Schools GO Bonds	5.00	9/15/18		1,500,000		1,500,000		1,839,510	1,839,510
Ohio,
Common Schools GO Bonds (**)	5.00	9/15/18		3,500,000		3,500,000		4,292,190	4,292,190
Ohio,
Common Schools GO Bonds	5.00	9/15/21		1,000,000		1,000,000		1,255,490	1,255,490
Ohio,
HR (Cleveland Clinic Health
System Obligated Group) (**)	5.00	1/1/25		1,210,000		1,210,000		1,396,376	1,396,376
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Xavier
University Project) (Insured;
FGIC) (Prerefunded) (**)	5.00	5/1/23		2,000,000	b	2,000,000		2,064,300	2,064,300
Ohio Higher Educational Facility
Commission, HR (Cleveland
Clinic Health System Obligated
Group)	5.50	1/1/43		3,000,000		3,000,000		3,307,080	3,307,080
Ohio Higher Educational Facility
Commission, Revenue (Case
Western Reserve University
Project) (Insured; National
Public Finance Guarantee Corp.)	5.25	12/1/25		2,985,000		2,985,000		3,861,665	3,861,665

Ohio State University,
General Receipts Bonds	5.00	12/1/23		1,000,000		1,000,000		1,269,780	1,269,780
Ohio State University,
General Receipts Bonds
(Prerefunded) (**)	5.25	6/1/13		2,100,000	b	2,100,000		2,179,779	2,179,779
Ohio State University,
General Receipts Bonds
(Prerefunded) (**)	5.25	6/1/13		525,000	b	525,000		544,877	544,877
Ohio University,
General Receipts Bonds	5.00	12/1/19		2,560,000		2,560,000		3,140,941	3,140,941
Ohio Water Development Authority,
Water Pollution Control Loan
Fund Revenue (Water Quality
Series)	5.00	12/1/15		1,450,000		1,450,000		1,663,223	1,663,223
Ohio Water Development Authority,
Water Pollution Control Loan
Fund Revenue (Water Quality
Series)	5.00	12/1/18		3,710,000		3,710,000		4,593,425	4,593,425
Ohio Water Development Authority,
Water Pollution Control Loan
Fund Revenue (Water Quality
Series)	5.00	12/1/23		2,000,000		2,000,000		2,403,160	2,403,160
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.50	2/1/25		2,020,000	e	2,020,000		1,854,380	1,854,380
Richland County,
GO Correctional Facilities
Bonds (Insured; Assured
Guaranty Municipal Corp.) (**)	6.00	12/1/28		400,000		400,000		469,524	469,524
Summit County Port Authority,
Development Revenue (Bond Fund
Program-Twinsburg Township
Project)	5.13	5/15/25		385,000		385,000		389,104	389,104
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund)
(Toledo School for the Arts
Project)	5.50	5/15/28	2,400,000			2,400,000	2,384,832		2,384,832
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund -
Midwest Terminals Project) (*)	6.00	11/15/27		1,595,000		1,595,000		1,621,509	1,621,509
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund -
Toledo Express Airport Project)	6.38	11/15/32		2,425,000		2,425,000		2,470,614	2,470,614
University of Akron,
General Receipts Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/20	1,100,000			1,100,000	1,341,208		1,341,208

University of Akron,
General Receipts Bonds
(Insured; Assured Guaranty
Municipal Corp.) (**)	5.00	1/1/28		1,500,000	1,500,000		1,706,160	1,706,160
University of Akron,
General Receipts Bonds
(Insured; Assured Guaranty
Municipal Corp.) (**)	5.00	1/1/29		1,000,000	1,000,000		1,131,790	1,131,790
University of Cincinnati,
General Receipts Bonds	5.00	6/1/22		1,535,000	1,535,000		1,914,529	1,914,529
University of Toledo,
General Receipts Bonds	5.00	6/1/24		1,665,000	1,665,000		1,916,482	1,916,482
Warren,
Waterworks Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	11/1/15		1,190,000	1,190,000		1,250,880	1,250,880
Wright State University,
General Receipts Bonds (**)	5.00	5/1/22		1,000,000	1,000,000		1,176,800	1,176,800
Oklahoma--.1%
Tulsa Industrial Authority,
Student Housing Revenue (The
University of Tulsa)	5.25	10/1/26	1,135,000		1,135,000	1,234,154		1,234,154
Oregon--.4%
Oregon,
GO (Alternate Energy Project)	6.00	10/1/26	1,400,000		1,400,000	1,758,932		1,758,932
Oregon Department of
Administrative Services,
Lottery Revenue	5.00	4/1/29	1,500,000		1,500,000	1,742,595		1,742,595
Pennsylvania--2.9%
Allegheny County Port Authority,
Special Transportation Revenue	5.25	3/1/23	2,600,000		2,600,000	3,112,330		3,112,330
Chester County Industrial
Development Authority, Revenue
(Avon Grove Charter School
Project)	6.38	12/15/37	2,000,000		2,000,000	2,084,280		2,084,280
Coatesville Area School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	8/15/17	4,000,000		4,000,000	4,356,560		4,356,560
Lancaster Parking Authority,
Guaranteed Parking Revenue
(Insured; AMBAC)	5.00	12/1/32	1,000,000		1,000,000	1,082,540		1,082,540
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
of Pennsylvania)	5.88	7/1/38	1,500,000		1,500,000	1,642,500		1,642,500
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	2,500,000		2,500,000	2,943,350		2,943,350
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	12/1/25	2,450,000		2,450,000	2,604,228		2,604,228

Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	1,730,000		1,730,000	2,019,221	2,019,221
Pennsylvania Industrial
Development Authority, EDR
(Prerefunded)	5.50	7/1/18	270,000	b	270,000	339,811	339,811
Pennsylvania Turnpike Commission,
Turnpike Revenue	5.00	12/1/24	3,360,000		3,360,000	3,920,515	3,920,515
Philadelphia,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	12/15/23	3,500,000		3,500,000	3,992,905	3,992,905
South Carolina--.6%
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	12/1/21	2,500,000		2,500,000	3,116,550	3,116,550
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	12/1/36	2,500,000		2,500,000	2,843,775	2,843,775
Tennessee--.3%
Metropolitan Government of
Nashville and Davidson County,
Subordinate Lien Water and
Sewer Revenue	5.00	7/1/17	2,500,000		2,500,000	2,964,800	2,964,800
Texas--4.5%
Coastal Water Authority,
Water Conveyance System
Revenue (Insured; AMBAC)	6.25	12/15/17	2,170,000		2,170,000	2,265,632	2,265,632
Corpus Christi,
Combination Tax and Municipal
Hotel Occupancy Tax Revenue,
Certificates of Obligation
(Insured; Assured Guaranty
Municipal Corp.)	5.50	9/1/18	1,955,000		1,955,000	1,963,172	1,963,172
Dallas and Fort Worth,
Joint Revenue (Dallas/Fort
Worth International Airport)	5.00	11/1/35	3,000,000		3,000,000	3,358,950	3,358,950
Dallas Independent School
District, Unlimited Tax Bonds
(Permament School Fund
Guarantee Program)	5.00	2/15/23	5,500,000		5,500,000	6,814,335	6,814,335
Del Mar College District,
Limited Tax Bonds (Insured;
FGIC) (Prerefunded)	5.25	8/15/13	1,295,000	b	1,295,000	1,357,277	1,357,277
Galveston County,
Combination Tax and Revenue
Certificates of Obligation
(Insured; AMBAC) (Prerefunded)	5.25	2/1/13	1,000,000	b	1,000,000	1,021,130	1,021,130
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/30	3,900,000	a	3,900,000	1,578,330	1,578,330

Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/31	2,860,000	a	2,860,000	1,088,459	1,088,459
Lubbock Housing Finance
Corporation, MFHR (Las
Colinas, Quail Creek and
Parkridge Place Apartments
Projects)	6.00	7/1/22	1,165,000		1,165,000	1,146,232	1,146,232
McKinney,
Tax and Limited Pledge
Waterworks and Sewer System
Revenue, Certificates of
Obligation (Insured; AMBAC)	5.00	8/15/26	1,300,000		1,300,000	1,459,666	1,459,666
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/28	2,325,000	a	2,325,000	1,127,858	1,127,858
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)
(Prerefunded)	0.00	8/15/15	2,350,000	a,b	2,350,000	1,181,040	1,181,040
Midlothian Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.00	2/15/40	2,500,000		2,500,000	2,855,900	2,855,900
Montgomery Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/25	1,315,000		1,315,000	1,489,566	1,489,566
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.63	1/1/33	5,000,000		5,000,000	5,731,050	5,731,050
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	1,500,000		1,500,000	1,727,775	1,727,775
Pearland Economic Development
Corporation, Sales Tax Revenue
(Insured; AMBAC)	5.00	9/1/24	1,035,000		1,035,000	1,123,544	1,123,544
San Antonio,
Electric and Gas Systems
Revenue	5.50	2/1/20	255,000		255,000	317,962	317,962
San Antonio,
Water System Revenue	5.00	5/15/36	4,000,000		4,000,000	4,571,680	4,571,680
Schertz-Cibolo Universal City
Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	2/1/32	5,545,000	a	5,545,000	2,136,599	2,136,599

Sharyland Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)
(Prerefunded)	5.00	2/15/13	1,130,000	b	1,130,000	1,154,815	1,154,815
Texas National Research Laboratory
Commission Financing
Corporation, LR
(Superconducting Super
Collider Project)	6.95	12/1/12	190,000		190,000	193,219	193,219
Virginia--2.2%
Albemarle County Industrial
Development Authority, HR
(Martha Jefferson Hospital)
(Prerefunded)	5.25	10/1/13	1,445,000	b	1,445,000	1,537,278	1,537,278
Chesapeake Bay Bridge and Tunnel
Commission District, General
Resolution Revenue (Insured;
Berkshire Hathaway Assurance
Corporation)	5.50	7/1/25	1,000,000		1,000,000	1,257,190	1,257,190
Chesterfield County Economic
Development Authority, PCR
(Virginia Electric and Power
Company Project)	5.00	5/1/23	1,000,000		1,000,000	1,170,140	1,170,140
Dulles Town Center Community
Development Authority, Special
Assessment Revenue (Dulles
Town Center Project)	6.25	3/1/26	2,665,000		2,665,000	2,667,852	2,667,852
Middle River Regional Jail
Authority, Jail Facility
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	5/15/19	1,200,000		1,200,000	1,296,516	1,296,516
Newport News,
GO General Improvement Bonds
and GO Water Bonds	5.25	7/1/22	1,000,000		1,000,000	1,303,330	1,303,330
Norfolk,
Water Revenue	5.00	11/1/25	1,000,000		1,000,000	1,191,370	1,191,370
Prince William County Industrial
Development Authority,
Educational Facilities Revenue
(The Catholic Diocese of
Arlington)	5.50	10/1/33	1,000,000		1,000,000	1,030,190	1,030,190
Richmond Metropolitan Authority,
Expressway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	7/15/17	1,600,000		1,600,000	1,825,216	1,825,216
Richmond Metropolitan Authority,
Expressway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	7/15/17	1,300,000		1,300,000	1,421,134	1,421,134

Tobacco Settlement Financing
Corporation of Virginia,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	5.63	6/1/15	1,000,000	b	1,000,000	1,142,010	1,142,010
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)
(Prerefunded)	5.00	6/1/16	215,000	b	215,000	250,896	250,896
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.38	1/1/36	1,450,000		1,450,000	1,633,121	1,633,121
Virginia Housing Development
Authority, Rental Housing
Revenue	5.50	6/1/30	1,000,000		1,000,000	1,128,100	1,128,100
Washington County Industrial
Development Authority, HR
(Mountain States Health
Alliance)	7.75	7/1/38	2,000,000		2,000,000	2,488,600	2,488,600
Washington--1.5%
Seattle,
Water System Revenue	5.00	9/1/22	2,700,000		2,700,000	3,441,528	3,441,528
Washington,
GO (Various Purpose)	5.00	7/1/18	2,500,000		2,500,000	3,056,500	3,056,500
Washington,
Motor Vehicle Fuel Tax GO
(State Road 520 Corridor
Program - Toll Revenue)	5.00	6/1/33	2,255,000		2,255,000	2,642,319	2,642,319
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,485,000		3,485,000	4,079,297	4,079,297
Washington Health Care Facilities
Authority, Revenue (MultiCare
Health System) (Insured;
Assured Guaranty Municipal
Corp.)	5.50	8/15/24	1,000,000		1,000,000	1,169,830	1,169,830
West Virginia--.3%
West Virginia University Board of
Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/36	2,500,000		2,500,000	2,904,625	2,904,625
Wisconsin--.6%
Milwaukee Housing Authority,
MFHR (Veterans Housing
Projects) (Collateralized;
FNMA)	5.10	7/1/22	1,000,000		1,000,000	1,014,870	1,014,870
Wisconsin,
General Fund Annual
Appropriation Bonds	5.75	5/1/33	2,000,000		2,000,000	2,389,340	2,389,340
Wisconsin,
GO	4.00	5/1/15	2,500,000		2,500,000	2,736,225	2,736,225

U.S. Related--7.5%
Children's Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50					12,500,000	a	12,500,000				900,750	900,750
Guam,
Business Privilege Tax Revenue (**)	5.00	1/1/42			1,000,000				1,000,000		1,103,010			1,103,010
Guam ,
Business Privilege Tax Revenue (**)	5.13	1/1/42			860,000				860,000		957,008			957,008
Guam Power Authority,
Revenue	5.50	10/1/30			1,000,000		1,000,000		2,000,000		1,058,410		1,058,410	2,116,820
Guam Waterworks Authority,
Water and Wastewater System
Revenue	5.88	7/1/35	2,000,000				900,000		2,900,000	2,046,380			920,871	2,967,251
Guam Waterworks Authority,
Water and Wastewater System
Revenue	6.00	7/1/25			1,000,000				1,000,000		1,031,760			1,031,760
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37				500,000	500,000		1,000,000			501,495	501,495	1,002,990
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/44			1,000,000				1,000,000		1,062,180			1,062,180
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/28			2,000,000				2,000,000		2,157,500			2,157,500
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/17					1,000,000		1,000,000				1,086,570	1,086,570
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/26			1,000,000				1,000,000		1,083,440			1,083,440
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/39					1,500,000		1,500,000				1,562,910	1,562,910
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/28			1,000,000				1,000,000		1,117,160			1,117,160
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/38			1,000,000				1,000,000		1,088,700			1,088,700
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/29	1,315,000						1,315,000	1,483,136				1,483,136
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40			1,000,000						1,040,610			1,040,610
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,750,000		3,500,000	2,000,000	1,000,000		8,250,000	1,871,643	3,743,285	2,139,020	1,069,510	8,823,458
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FGIC) (Prerefunded)	5.00	7/1/15	1,000,000	b					1,000,000	1,135,700				1,135,700
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/23					1,000,000		1,000,000				1,054,360	1,054,360

Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30		1,110,000			1,110,000		1,196,369			1,196,369
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	7/1/15				1,000,000	1,000,000				1,103,920	1,103,920
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
Assured Guaranty Municipal
Corp.)	5.50	7/1/31				3,370,000	3,370,000				4,122,588	4,122,588
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (**)	5.00	7/1/25		1,250,000			1,250,000		1,314,600			1,314,600
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	6.25	7/1/22	1,000,000				1,000,000	1,169,490				1,169,490
Puerto Rico Public Finance
Corporation, Revenue (Insured;
Assured Guaranty Municipal
Corp.)	6.00	8/1/26	1,500,000				1,500,000	2,159,055				2,159,055
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39				1,000,000	1,000,000				1,070,560	1,070,560
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39		1,580,000		2,000,000	3,580,000		1,802,338		2,281,440	4,083,778
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,860,000	2,500,000	1,250,000	1,750,000	13,360,000	8,824,108	2,806,650	1,403,325	1,964,655	14,998,738
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	1,000,000	1,500,000			2,500,000	1,194,030	1,791,045			2,985,075
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note)	6.38	10/1/19				2,800,000	2,800,000				2,809,408	2,809,408
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Matching Fund Loan
Note) (**)	5.00	10/1/25		2,500,000		1,500,000	4,000,000		2,769,750		1,661,850	4,431,600

Total Long-Term Municipal Investments
(cost $482,895,187, $153,177,743, $111,140,592, $136,316,895 and $883,530,417, respectively)								531,898,252	160,718,016	121,289,216	147,004,607	959,264,033

Short-Term Municipal Investments--1.2%	Coupon Rate (%)	Maturity Date	Principal Amount ($)					Value ($)
California--.5%
California,
GO Notes
(Kindergarten-University)
(LOC: California State
Teachers Retirement System and
Citibank NA)	0.19	9/1/12	4,000,000	c			4,000,000	4,000,000				4,000,000
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and U.S.
Bank NA)	0.19	9/1/12	500,000	c			500,000	500,000				500,000
New York--.4%
New York City,
GO Notes (LOC; JPMorgan Chase
Bank)	0.16	9/1/12	400,000	c			400,000	400,000				400,000
New York City,
GO Notes (LOC; JPMorgan Chase
Bank)	0.20	9/1/12	1,800,000	c			1,800,000	1,800,000				1,800,000
New York City,
GO Notes (LOC; JPMorgan Chase
Bank)	0.20	9/1/12	1,500,000	c			1,500,000	1,500,000				1,500,000
Ohio--.3%
Allen County,
Hospital Facilities Revenue
(Catholic Healthcare Partners)
(LOC; JPMorgan Chase Bank)	0.18	9/1/12			2,500,000	c	2,500,000				2,500,000	2,500,000

Total Short-Term Municipal Investments								8,200,000	-	-	2,500,000	10,700,000
(cost $8,200,000, $0, $0, $2,500,000 and $10,700,000, respectively)

Total Investments (cost $491,095,187, $153,177,743, $111,140,592, $138,816,895 and $894,230,417, respectively)							98.8%	540,098,252	160,718,016	121,289,216	149,504,607	971,610,091
Cash and Receivables (Net)							1.2%	5,212,637	2,286,183	2,741,764	1,542,363	11,782,947
Adjustment for estimated merger related costs												(215,000)
Net Assets							100.0%	545,310,889	163,004,199	124,030,980	151,046,970	983,178,038
a	Security issued with a zero coupon. Income is recognized through the accretion of discount.
b
These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Variable rate demand note - rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
d	Non-income producing security--security in default.
e
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold intransactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, this security wasvalued at $1,854,380 or 1.2% of pro forma net assets.

* Prior to the consummation of the relevant Exchange, certain of the securities held by Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund will be sold in order for Dreyfus AMT-Free Municipal Bond Fund to comply with its principal investment strategies and restrictions as of the date of the Exchange.
** Subsequent to each Exchange, the combined fund currently expects to sell some or all of these securities held by the Funds.

The actual securities (and amounts) held by the Funds or the combined fund that may ultimately be sold by the Funds and the combined fund in connection with the Exchanges will be dependent upon market conditions and portfolio holdings at the time the Funds’ and the combined fund’s portfolios are repositioned and may different from the securities and amounts noted above.

See notes to unaudited pro forma financial statements.

Summary of Abbreviations
ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to unaudited pro forma financial statements.

Dreyfus AMT-Free Municipal Bond Fund: Interest Rate Swaps
Notional Amount ($)	Counterparty	Reference Index	Base Index Value	Determination Date	Unrealized Appreciation (Depreciation) ($)

10,000,000	Citibank	Forward Rate Agreement, Municipal Market Data General Obligation, 2022, AAA Index a	2.03	11/15/2012	190,334
12,000,000	Citibank	Forward Rate Agreement, Municipal Market Data General Obligation, 2022, AAA Index a	1.99	11/15/2012	180,444
6,250,000	Citibank	Forward Rate Agreement, Municipal Market Data General Obligation, 2032, AAA Index a	2.83	11/15/2012	(231,935)
8,000,000	Citibank	Forward Rate Agreement, Municipal Market Data General Obligation, 2032, AAA Index a	2.78	11/15/2012	(218,374)

Gross Unrealized Appreciation					370,778
Gross Unrealized Depreciation					(450,309)

a The fund will receive a payment from the counterparty if the value of the reference index is less than the base index value on the determination date. The fund will make a payment to the counterparty if the value of the reference index is greater than the base index value on the determination date.

See notes to unaudited pro forma financial statements.

The following is a summary of the inputs used as of August 31, 2012 in valuing each fund's investments:

	Level 1 - Unadjusted Quoted Prices					Level 2 - Other Significant Observable Inputs					Level 3 -Significant Unobservable Inputs					Total
Assets ($)	Dreyfus AMT-Free Municipal Bond Fund	Dreyfus State Municipal Bond Funds Dreyfus Maryland Fund	Dreyfus State Municipal Bond Funds Dreyfus Minnesota Fund	Dreyfus State Municipal Bond Funds Dreyfus Ohio Fund	Dreyfus AMT-Free Municipal Bond Fund Pro Forma Combined	Dreyfus AMT-Free Municipal Bond Fund	Dreyfus State Municipal Bond Funds Dreyfus Maryland Fund	Dreyfus State Municipal Bond Funds Dreyfus Minnesota Fund	Dreyfus State Municipal Bond Funds Dreyfus Ohio Fund	Dreyfus AMT-Free Municipal Bond Fund Pro Forma Combined	Dreyfus AMT-Free Municipal Bond Fund	Dreyfus State Municipal Bond Funds Dreyfus Maryland Fund	Dreyfus State Municipal Bond Funds Dreyfus Minnesota Fund	Dreyfus State Municipal Bond Funds Dreyfus Ohio Fund	Dreyfus AMT-Free Municipal Bond Fund Pro Forma Combined	Dreyfus AMT-Free Municipal Bond Fund Pro Forma Combined
Investments in Securities:
Municipal Bonds	-	-	-	-	-	540,098,252	159,102,097	121,289,216	149,504,607	969,994,172	-	1,615,919	-	-	1,615,919	971,610,091
Other Financial Instruments:
Swaps+	-	-	-	-	-	370,778	-	-	-	370,778	-	-	-	-	-	370,778
Liabilities ($)
Other Financial Instruments:
Swaps+	-	-	-	-	-	(450,309)	-	-	-	(450,309	-	-	-	-	-	(450,309)
+ Amount shown represents unrealized (depreciation) at period end.

See notes to unaudited pro forma financial statements.

Dreyfus AMT-Free Municipal Bond Fund
Pro Forma Statement of Assets and Liabilities
August 31, 2012 (Unaudited)

			Dreyfus State				Dreyfus AMT-Free
		Dreyfus State	Municipal	Dreyfus State			Municipal
	Dreyfus AMT-Free	Municipal	Bond Funds,	Municipal			Bond Fund
	Municipal	Bond Funds,	Dreyfus	Bond Funds,			Pro Forma
	Bond Fund	Dreyfus Maryland Fund	Minnesota Fund	Dreyfus Ohio Fund	Adjustments		Combined
ASSETS:

Investments in securities, at value - See Statement of Investments *	$540,098,252	$160,718,016	$121,289,216	$149,504,607			$971,610,091
Cash	-	415,365	1,897,055	68,741	$(427,519	)(a)	1,953,642
Interest receivable	5,931,358	1,939,543	1,185,112	1,761,579			10,817,592
Receivable from broker for swap transactions	276,989	-	-	-			276,989
Receivable for shares of Common Stock/Beneficial Interest subscribed	171,256	212,049	29,846	489			413,640
Unrealized appreciation on swap contracts	370,778	-	-	-			370,778
Receivable for investment securities sold	-	-	1,025,544	-			1,025,544
Prepaid expenses	26,766	17,304	14,101	13,494			71,665

Total Assets	546,875,399	163,302,277	125,440,874	151,348,910	(427,519)		986,539,941

LIABILITIES:
Due to The Dreyfus Corporation and affiliates	288,106	117,482	91,546	114,403			611,537
Cash overdraft due to Custodian	427,519	-	-	-	(427,519	)(a)	-
Unrealized depreciation on swap contracts	450,309	-	-	-			450,309
Payable for investment securities purchased	-	-	1,191,720	-			1,191,720
Payable for shares of Common Stock/Beneficial Interest redeemed	277,237	120,594	71,713	136,480			606,024
Accrued expenses	121,339	60,002	54,915	51,057	215,000	(b)	502,313

Total Liabilities	1,564,510	298,078	1,409,894	301,940	(212,519)		3,361,903

NET ASSETS	$545,310,889	$163,004,199	$124,030,980	$151,046,970	$(215,000)		$983,178,038

REPRESENTED BY:
Paid-in capital	$507,292,625	$163,641,667	$114,135,358	$143,979,300	$(215,000	)(b)	$928,833,950
Accumulated net realized gain (loss) on investments and swap transactions	(10,905,270)	(8,177,741)	(253,003)	(3,620,041)			(22,956,055)
Accumulated net unrealized appreciation (depreciation) on investments and swap transactions	48,923,534	7,540,273	10,148,625	10,687,711			77,300,143

NET ASSETS	$545,310,889	$163,004,199	$124,030,980	$151,046,970	$(215,000)		$983,178,038

Class A Shares (200 million, $.001 par value shares authorized for Dreyfus AMT-Free Municipal Bond Fund; unlimited number of $.001 par value shares of Beneficial Interest authorized for Dreyfus State Municipal Bond Funds)

Net Assets	$271,109,969	$157,122,746	$116,574,245	$144,431,591	$(205,207	)(b)	$689,033,344
Shares outstanding	18,997,351	12,538,354	7,410,572	11,351,630	(2,012,459	)(c)	48,285,448
Net asset value, offering price and redemption price per share	$14.27	$12.53	$15.73	$12.72			14.27

Maximum offering price per share (net asset value plus maximum sales charge)	$14.94	$13.12	$16.47	$13.32			$14.94

Class C Shares (100 million, $.001 par value shares authorized for Dreyfus AMT-Free Municipal Bond Fund; unlimited number of $.001 par value shares of Beneficial Interest authorized for Dreyfus State Municipal Bond Funds)

Net Assets	$23,532,229	$5,881,453	$7,456,735	$6,615,379	$(9,793	)(b)	$43,476,003
Shares outstanding	1,648,985	469,062	473,250	519,032	(63,657	)(c)	3,046,672
Net asset value, offering price and redemption price per share	$14.27	$12.54	$15.76	$12.75			$14.27

Class I Shares (100 million, $.001 par value shares authorized)
Net Assets	$12,339,953						$12,339,953
Shares outstanding	864,414						864,414
Net asset value, offering price and redemption price per share	$14.28						$14.28

Class Z Shares (200 million, $.001 par value shares authorized)
Net Assets	$238,328,738						$238,328,738
Shares outstanding	16,692,695						16,692,695
Net asset value, offering price and redemption price per share	$14.28						$14.28

* Investments at cost	$491,095,187	$153,177,743	$111,140,592	$138,816,895			$894,230,417

(a)	Reflects pro forma adjustment for combined cash balances.
(b)	Adjustment for estimated merger related costs.
(c)	Adjustment to reflect the exchange of shares outstanding from Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund to Dreyfus AMT-Free Municipal Bond Fund.

See notes to pro forma financial statements.

Dreyfus AMT-Free Municipal Bond Fund
Pro Forma Statement of Operations
For the Twelve Months Ended August 31, 2012 (Unaudited)

			Dreyfus State				Dreyfus AMT -Free
		Dreyfus State	Municipal	Dreyfus State			Municipal
	Dreyfus AMT -Free	Municipal	Bond Funds,	Municipal			Bond Fund
	Municipal	Bond Funds,	Dreyfus	Bond Funds,			Pro Forma
	Bond Fund	Dreyfus Maryland Fund	Minnesota Fund	Dreyfus Ohio Fund	Adjustments		Combined

INVESTMENT INCOME:

INCOME:
Interest Income	$23,585,684	$7,413,458	$5,644,645	$6,162,817			$42,806,604

EXPENSES:
Management fee	3,156,130	890,217	671,407	800,198	$214,711	(a)	5,732,663
Shareholder servicing costs	1,050,113	495,868	367,813	436,357			2,350,151
Distribution fees	159,732	40,085	55,706	49,987			305,510
Professional fees	107,273	59,285	57,238	59,063	(140,000	)(b)	142,859
Registration fees	73,386	24,887	23,853	20,800	(40,000	)(b)	102,926
Directors'/Trustees' fees	63,851	8,272	7,907	8,863	(10,000	)(b)	78,893
Custodian fees	46,639	17,883	14,020	16,907	(15,000	)(b)	80,449
Prospectus and shareholder reports	31,886	19,539	13,931	14,271	(10,000	)(b)	69,627
Loan commitment fees	4,975	1,549	1,160	1,373	(3,000	)(b)	6,057
Miscellaneous	65,159	24,818	27,420	27,758	(30,000	)(b)	115,155
Total Expenses	4,759,144	1,582,403	1,240,455	1,435,577	(33,289	)(b)	8,984,290

Less- reduction in expenses due to undertaking	(1,390,208)	-	(111,571)	-	(920,153	)(c)	(2,421,932)
Less- reduction in fees due to earning credits	(290)	(83)	(44)	(71)	-		(488)

Net Expenses	3,368,646	1,582,320	1,128,840	1,435,506	(953,442)		6,561,870

Investment Income-Net	20,217,038	5,831,138	4,515,805	4,727,311	953,442		36,244,734

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	4,929,286	1,103,816	968,098	515,040			7,516,240
Net realized gain (loss) on swap transactions	276,989	-	-	-			276,989
Net Realized Gain (Loss)	5,206,275	1,103,816	968,098	515,040			7,793,229

Net unrealized appreciation (depreciation) on investments	26,440,796	19,789,399	12,960,807	25,537,335			84,728,337
Net unrealized appreciation (depreciation) on swap transactions	(79,531)	-	-	-			(79,531)
Net Unrealized Appreciation (Depreciation)	26,361,265	19,789,399	12,960,807	25,537,335			84,648,806

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	31,567,540	20,893,215	13,928,905	26,052,375			92,442,035

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,784,578	$26,724,353	$18,444,710	$30,779,686	$953,442		$128,686,769

(a)	Reflects an anticipated expense increase as a result of the Merger.
(b)	Reflects the adjustment of expenses to be commensurate with those of the combined fund.
(c)	Reflects the adjustment of expenses due to the undertaking to be commensurate with those of the combined fund.

See notes to pro forma financial statements.

Dreyfus AMT-Free Municipal Bond Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

At meetings held on November 5-6, 2012, the Board of Directors of Dreyfus Municipal Funds, Inc., on behalf of Dreyfus AMT-Free Municipal Bond Fund (the "Acquiring Fund"), and at a meeting held on November 7, 2012, the Board of Trustees of Dreyfus State Municipal Bond Funds, on behalf of each of Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund (the "Funds"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders of the respective Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A and Class C  shares of the Acquiring Fund equal in value to the assets less liabilities of  the Fund (each, an "Exchange"). The Acquiring Fund shares will then be distributed to the respective Fund's shareholders on a pro rata basis in liquidation of the Funds.  Shareholders of each Fund will receive shares of the corresponding class of shares of the Acquiring Fund in the respective Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Funds on August 31, 2012.  The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Funds for the twelve months ended August 31, 2012.  The pro forma financial statements reflect the financial position and the results of operations assuming each Fund's shareholders approved the Exchange as of September 1, 2011.  These pro forma financial statements have been derived from the Funds' and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated.  The fiscal year end is August 31 for the Acquiring Fund and April 30 for the Funds.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been at August 31, 2012 had the Exchange occurred on September 1, 2011.  The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.  Following the relevant Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications.  The funds' maximum exposure under these arrangements is unknown.  The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2—Portfolio Valuation:

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).  GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.  GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements.  These inputs are summarized in the three broad levels listed below:

Level 1---unadjusted quoted prices in active markets for identical investments.
Level 2---other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3---significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.  Valuation techniques used to value the fund's investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the fund's Board of Directors/Trustees.  Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service's procedures are reviewed by Dreyfus under the general supervision of the fund's Board of Directors/Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board of Directors/Trustees. Certain factors may be considered when  fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy.

The fair value hierarchy has been included at the end of the pro forma Statement of Investments.

NOTE 3—Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each Fund's Class A and Class C shares on August 31, 2012, after adjusting for merger related costs, by the net asset value per share of Class A and Class C shares of the Acquiring Fund on August 31, 2012.

NOTE 4—Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on September 1, 2011.  Merger related costs of approximately $75,000, $70,000 and $70,000 will be borne by Dreyfus Maryland Fund, Dreyfus Minnesota Fund and Dreyfus Ohio Fund, respectively.  These costs are not reflected in the pro forma Statement of Operations as they are not recurring costs but are reflected in the net assets of the respective Fund to be received by the Acquiring Fund as part of the Exchange.

NOTE 5—Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Funds and Acquiring Fund participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.  In connection therewith, each fund has agreed to pay its pro rata portion of Facility fees for each Facility.  Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.